Investment Company Act No. 811-5186


    As filed with the Securities and Exchange Commission on June 30, 1999


     SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for Use of the Commission Only
     (as permitted by Rule  14a-6(e)(2))
[X] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


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                             American Skandia Trust
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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
         5) Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         4)  Date Filed:
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


American Skandia Trust



                          A New Way to Vote on Proxies!

                       Help us save time and postage cost
                            By voting on the Internet

It's fast, convenient and your vote is immediately confirmed and posted. Just follow these easy steps:

1.   Read the accompanying Proxy Statement and ballot.

2.   Go to the www. AmericanSkandia.com web site and look for the Vote link.

3.   Enter your 12 digit control number located on your proxy ballot.

4.   Follow the simple instructions.


Your ballot contains consent approval for receiving future communications electronically. See the back cover for details.

                                                          Shelton, CT 06484-0883
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071

June 22, 1999


Dear Valued Customer,

As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the one or more of the portfolios of American Skandia Trust (the "Trust"), you are cordially invited to a special meeting of the shareholders of the portfolios to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on August 2, 1999 at 2:00 p.m.


At the special meeting, shareholders are being asked to approve or disapprove the following proposals that are more fully described in the attached Proxy
Statement: (1) to approve a Distribution Plan for the Trust pursuant to Rule 12b-1 under the Investment Company Act; (2) to authorize the Board of Trustees to select and change Sub-advisors and enter into Sub-advisory Agreements without obtaining the approval of shareholders; (3) for certain portfolios, to approve the elimination of a fundamental investment policy restricting investments in other investment companies; (4) for certain portfolios, to approve the elimination of a fundamental investment policy restricting investments in issuers whose outstanding securities are owned by Trustees of the Trust or Directors or Officers of its Investment Manager; (5) for certain portfolios, to approve the reclassification of the portfolio's investment objective from "fundamental" to "non-fundamental"; (6) to consider the Amendment and Restatement of the Agreement and Declaration of Trust; (7) for certain portfolios, to approve changes in fundamental investment restrictions concerning lending; (8) for certain portfolios, to approve changes in a fundamental investment restriction concerning commodities contracts; and (9) to elect two Trustees.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card(s), date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on July 29, 1999. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of a Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,

/s/Gordon C. Boronow
Gordon C. Boronow
President and Deputy Chief Executive Officer
American Skandia Life Assurance Corporation

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                VARIOUS PORTFOLIOS OF AMERICAN SKANDIA TRUST

                                   To be held
                                 August 2, 1999

To the Shareholders of the various Portfolios of American Skandia Trust:

         Notice is hereby given that a Special Meeting of Shareholders of each series (the "Portfolios") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on August 2, 1999 at 2:00 p.m. Eastern Time, or at such adjourned time as may be necessary to vote (the "Meeting"), for the following purposes:

         I. For each Portfolio to consider the approval of a Distribution Plan for the Trust Pursuant to Rule 12b-1 under the Investment Company Act.

         II. For each Portfolio to consider the  authorization  for the Board of
Trustees  to  select  and  change   Sub-advisors  and  enter  into  Sub-advisory
Agreements without obtaining the approval of shareholders.

         III. For certain Portfolios to consider the approval of the elimination of a fundamental investment policy restricting investments in other investment companies.

         IV. For certain Portfolios to consider the approval of elimination of a fundamental investment policy restricting investments in issuers whose outstanding securities are owned by Trustees of the Trust or Directors or Officers of its Investment Manager.

         V.  For   certain   Portfolios   to  consider   the   approval  of  the
reclassification of the Portfolio's investment objective from "fundamental" to "non-fundamental".

         VI. To consider the Amendment and Restatement of the Agreement and Declaration of Trust.

         VII. For certain Portfolios to consider the approval of changes in fundamental investment restrictions concerning lending.

VIII. For certain Portfolios to consider the approval of changes in a fundamental investment restriction concerning commodities contracts.

         IX.      To consider the election of two Trustees.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on June 4, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote on each proposal.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Alternatively, you may vote electronically as described in the Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.


                                    By order of the Board of Trustees


                                    /s/Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust


June 22, 1999

                                                                 PROXY STATEMENT


                           AMERICAN SKANDIA TRUST
                             One Corporate Drive
                                P.O. Box 883
                         Shelton, Connecticut 06484

               SPECIAL MEETINGS OF SHAREHOLDERS OF THE VARIOUS
                    PORTFOLIOS OF AMERICAN SKANDIA TRUST
                                 To be held
                               August 2, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of the Shareholders of the various investment portfolios of the Trust (collectively, the "Portfolios") to be held at One Corporate Drive, Shelton, Connecticut 06484 on August 2, 1999, at 2:00 p.m. Eastern Time, (the "Meeting"), or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting (the "Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about June 22, 1999.

Voting Matters


         You may vote by indicating voting instructions on the enclosed proxy (or proxies), and returning it in the envelope provided, or you may vote over the Internet by visiting http://www.americanskandia.com, looking for the "Vote" link and following the instructions provided. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may by solicited by telephone, facsimile, through electronic means such as e-mail, or in person by officers or representatives of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may request. The costs of the Meeting, including costs related to preparing and mailing this Proxy Statement, attributable to Proposals I, II and V will be borne by ASLAC and its affiliates and the costs attributable to the other Proposals will be borne by the Trust.

         The following table sets forth each Proposal, as well as the Portfolios that will vote on the Proposal.

              Proposal                              Portfolios

I.    Approval of a Distribution             All Portfolios
      Plan for the Trust Pursuant to
      Rule 12b-1 under the
      Investment Company Act.

II.   Authorization  for the Board of        All  Portfolios
      Trustees to Select and
      change Sub-advisors and enter
      into Sub-advisory Agreements
      without obtaining the approval
      of shareholders.

III.  Approval of Elimination of             AST Lord Abbett Growth and Income
      Fundamental Investment Policy          Portfolio, AST JanCap Growth
      Restricting Investments in             Portfolio, AST Money Market
      Other Investment Companies.            Portfolio, AST Federated High Yield
                                             Portfolio, AST INVESCO Equity
                                             Income Portfolio, AST PIMCO Total
                                             Return Bond Portfolio, AST PIMCO
                                             Limited Maturity Bond Portfolio

IV.   Approval of Elimination of             AST Lord Abbett Growth and Income
      Fundamental Investment Policy          Portfolio, AST JanCap Growth
      Restricting Investments in             Portfolio, AST Money Market
      Issuers Whose Outstanding              Portfolio, AST Federated High Yield
      Securities Are Owned by                Portfolio, AST INVESCO Equity
      Trustees of the Trust or               Income Portfolio, AST PIMCO Total
      Directors or Officers of the           Return Bond Portfolio, AST PIMCO
      Investment Manager.                    Limited Maturity Bond Portfolio

V.    Approval of Reclassification           AST Lord Abbett Growth and Income
      of Portfolio Investment                Portfolio, AST Lord Abbett Small Cap
      Objective from "Fundamental"           Value Portfolio, AST JanCap Growth
      to "Non-fundamental".                  Portfolio, AST Janus Overseas Growth
                                             Portfolio,  AST Money Market  Portfolio,
                                             AST Federated High Yield Portfolio,  AST
                                             T. Rowe Price Asset Allocation
                                             Portfolio, AST T. Rowe Price
                                             International  Equity Portfolio,  AST T.
                                             Rowe Price International Bond Portfolio,
                                             AST T. Rowe Price  Small  Company  Value
                                             Portfolio, AST Founders Passport
                                             Portfolio, AST INVESCO Equity Income
                                             Portfolio, AST PIMCO Limited Maturity
                                             Bond Portfolio, AST American Century
                                             International Growth Portfolio, AST
                                             American Century Strategic Balanced
                                             Portfolio,  AST  Cohen &  Steers  Realty
                                             Portfolio,  AST Marsico  Capital  Growth
                                             Portfolio

VI.   Amendment and Restatement of           All Portfolios
      the Agreement and Declaration
      of Trust.

VII.  Changes in Fundamental                 AST Lord Abbett Growth and Income
      Investment Restrictions                Portfolio, AST JanCap Growth
      Restricting Lending.                   Portfolio, AST Janus Overseas Growth
                                             Portfolio, AST Federated High Yield
                                             Portfolio, AST INVESCO Equity Income
                                             Portfolio, AST American Century
                                             International Growth Portfolio and AST
                                             American Century Strategic Balanced
                                             Portfolio

VIII. Changes in Fundamental                 AST American Century International
      Investment Restrictions                Growth Portfolio and AST American
      Concerning Commodities                 Century Strategic Balanced Portfolio
      Contracts.

IX.   Election of Two Trustees.              All Portfolios


     The Annual Report of the Trust, including audited financial statements for the fiscal year ended December 31, 1998, (the "Reports"), has been previously sent to shareholders. The Trust will furnish additional copies of the Reports to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on June 4, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the shares of beneficial interest of the Portfolios outstanding, rounded to the nearest full share, were as follows:


                      PORTFOLIO                                       SHARES


AST Lord Abbett Growth and Income Portfolio                          63,020,116
AST Lord Abbett Small-Cap Value Portfolio                             5,987,240
AST JanCap Growth Portfolio                                         100,765,722
AST Janus Overseas Growth Portfolio                                  49,753,491
AST Janus Small-Cap Growth Portfolio                                 20,128,124
AST Money Market Portfolio                                        1,382,323,182
AST Federated High Yield Portfolio                                   53,668,064
AST T. Rowe Price Asset Allocation Portfolio                         22,911,011
AST T. Rowe Price International Equity Portfolio                     34,596,345
AST T. Rowe Price Natural Resources Portfolio                         7,450,470
AST T. Rowe Price International Bond Portfolio                       15,763,899
AST T. Rowe Price Small Company Value Portfolio                      26,694,635
AST Founders Passport Portfolio                                       7,856,094
AST INVESCO Equity Income Portfolio                                  53,270,748
AST PIMCO Total Return Bond Portfolio                                90,307,259
AST PIMCO Limited Maturity Bond Portfolio                            36,592,494
AST American Century International Growth   Portfolio                 6,602,938
AST American Century Strategic Balanced Portfolio                    11,667,622
AST American Century Income & Growth Portfolio                       16,362,656
AST AIM International Equity Portfolio                               22,239,819
AST AIM Balanced Portfolio                                           31,960,800
AST Cohen & Steers Realty Portfolio                                   7,615,324
AST Bankers Trust Enhanced 500 Portfolio                             35,250,632
AST Marsico Capital Growth Portfolio                                 63,500,881
AST Neuberger Berman Mid-Cap Value Portfolio                         57,664,570
AST Neuberger Berman Mid-Cap Growth Portfolio                        16,213,079
AST Oppenheimer Large-Cap Growth Portfolio                           18,415,999
AST Kemper Small-Cap Growth Portfolio                                61,976,614


         As of the Record Date, there is no beneficial owner of more than 5% of the shares of any portfolio of the Trust to the knowledge of the Trust. Collectively, the Trustees and Officers of the Trust own less than 1% of the Trust's outstanding shares.


         Currently, the Trust serves as an underlying mutual fund for variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by life insurance companies, including ASLAC (the "Participating Insurance Companies"). As of the Record Date, more than 99% of each Portfolio's shares were legally (rather than beneficially) owned by ASLAC. ASLAC holds assets attributable to its variable annuity contract obligations in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which, except for ASLAC Variable Account Q, is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts are comprised of various sub-accounts, each of which invests exclusively in a mutual fund or in a portfolio of a mutual fund. The Participating Insurance Companies will solicit voting instructions from variable annuity contract owners who beneficially own shares of a Portfolio through separate accounts of the Participating Insurance Companies as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolios through their contracts and have the right to instruct the Participating Insurance Companies how to vote shares of the Portfolios on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolios for purposes of this Proxy Statement.

         All shares of each Portfolio held by the Contractowners will be voted by the Participating Insurance Companies in accordance with voting instructions received from such Contractowners with respect to each proposal being presented to them as set forth in the Notice. Proxies submitted without voting instructions for any such proposal will be voted FOR the proposal. The Participating Insurance Companies are entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by their Contractowners on the proxy issues presented. ASLAC has fixed the close of business on July 29, 1999 as the last day on which voting instructions will be accepted.


Management of the Portfolio

         American Skandia Investment Services, Inc. ("ASISI" or the "Investment Manager") is the investment manager for all the Trust's Portfolios. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which serves as the distributor of the Trust. The principal offices of ASISI, ASIHC, ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         ASISI serves as Investment Manager to the Portfolios pursuant to Investment Management Agreements with the Trust with respect to each Portfolio (the "Investment Management Agreements"). In the case of each Portfolio, the Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, ASISI may engage, subject to approval of the Board of Trustees of the Trust (the "Trustees") and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services to the Portfolio. ASISI may delegate to the sub-advisor the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.

         In accordance with this provision for delegation of authority, ASISI has entered into a sub-advisory agreement with respect to each Portfolio, pursuant to which the above duties were delegated by ASISI to a sub-advisor who receives compensation for its services from ASISI out of the investment management fee ASISI receives from each Portfolio; the sub-advisors do not receive compensation directly from any Portfolio.

         The   Administrator   of  the  Portfolios  is  PFPC  Inc.,  a  Delaware
corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Summary of Proposals

         Shareholders of the Funds are being asked to consider and vote on the nine Proposals set forth in the Notice and described in more detail below.

o Under Proposal I, shareholders of each Portfolio are being asked to consider the adoption of a Distribution Plan for the Trust. The Plan will enable ASM to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use such commission revenue to promote the sale of Portfolio shares. Proposal I would not result in any additional costs being borne by any Portfolio.

o Under Proposal II, shareholders are being asked to permit the Board of Trustees of the Trust to change sub-advisors for a Portfolio in the future, and to permit ASISI to enter into sub-advisory agreements, without obtaining shareholder approval of the changes. Proposal II would not enable the Board to replace ASISI or to materially amend a Portfolio's Investment Management Agreement without shareholder approval. Proposal II is intended to facilitate the efficient supervision and management of the sub-advisors by the Investment Manager and the Trustees.

o Under Proposal III, the shareholders of each of the AST Lord Abbett Growth and Income Portfolio, AST JanCap Growth Portfolio, AST Money Market Portfolio, AST Federated High Yield Portfolio, AST INVESCO Equity Income Portfolio, AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited Maturity Bond Portfolio are being asked to eliminate an identical fundamental investment policy applicable to each such Portfolio which limits the Portfolio's investments in other investment companies. The fundamental restriction is intended to reflect similar restrictions under the Investment Company Act which will continue to apply to each Portfolio even if its shareholders approve Proposal III. If approved by the shareholders of a Portfolio, the fundamental investment restriction will be eliminated for that particular Portfolio.

o Under Proposal IV, the shareholders of each of the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield Portfolio, the AST INVESCO Equity Income Portfolio, AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio are being asked to
     approve  the   elimination  of  an  identical   fundamental   investment
     restriction applicable to each such Portfolio which restricts Portfolio investments in issuers whose outstanding securities also are owned by Trustees or by Directors or officers of the Investment Manager. If approved by the shareholders of a Portfolio, the fundamental investment restriction will be eliminated for that particular Portfolio. This investment restriction reflects the requirements of certain state securities laws which no longer apply to the Portfolios and is therefore unnecessary and unduly restrictive.
o        Under Proposal V, the shareholders of each of the Portfolios  listed in the table  below are being asked to retain the  investment  objective applicable to such Portfolio, but to change the investment objective from a "fundamental" investment policy (which cannot be changed without shareholder approval) to a "non-fundamental" investment policy, which may be changed by the Trustees without shareholder approval if the Trustees determine in their judgment that such a change would be in the best interests of the Portfolio's shareholders. The proposed change will provide additional flexibility to change the investment objective for each Portfolio when circumstances warrant and also will facilitate the implementation of Proposal II, if that proposal is approved by allowing the Trustees to tailor the investment objective to reflect the investment program of newly appointed sub-advisors without the expense and delay of arranging for and holding a shareholder meeting.
o Under Proposal VI, the shareholders of each Portfolio are being asked to approve an Amendment and Restatement of the Agreement and Declaration of the Trust, dated October 1, 1988 which, among other things, would permit the Trustees to divide shares of beneficial interest in each Portfolio into more than one class.
o Under Proposal VII, the shareholders of each of the AST Lord Abbett Growth and Income Portfolio, AST JanCap Growth Portfolio, AST Janus Overseas Growth Portfolio, AST Federated High Yield Portfolio, AST INVESCO Equity Income Portfolio and AST American Century Strategic
     Balanced   Portfolio   are  being  asked  to  approve   replacement   of
     fundamental investment restrictions governing loans generally that operate to limit unnecessarily the Portfolios' securities lending
     activities  with  a  fundamental   investment  restriction  that,  while
     continuing to prohibit loans generally, would permit each Portfolio to lend securities in accordance with the Investment Company Act.
o Under Proposal VIII, the shareholders of the AST American Century International Growth Portfolio and the AST American Century Strategic Balanced Portfolio are being asked to approve changes in a fundamental investment restriction applicable to investments in commodities and commodities contracts. The proposed changes will provide additional flexibility to the Portfolio to pursue its investment objective by limiting the current fundamental investment restriction to direct investments in physical commodities (except those acquired as a result of ownership of securities or instruments) and allowing options and futures transactions and forward currency contracts in accordance with the Portfolio's investment policies.
o Under Proposal IX, the shareholders of the Trust are being asked to elect two Trustees to serve until their respective successors have been elected and qualified. The Nominees are currently serving as Trustees but, unlike the other Trustees, have not previously been elected by the shareholders of the Trust. This action is being proposed to assure continued compliance with certain provisions of the Investment Company Act which require a specified portion of Trustees to have been elected by shareholders. Election of the two nominees at this time will obviate the need for a special meeting of shareholders of the Trust in the event that a vacancy occurs on the Board of Trustees by reason of death, retirement, resignation, removal or otherwise.



                                 PROPOSAL I

                 APPROVAL OF DISTRIBUTION PLAN FOR THE TRUST
                        PURSUANT TO RULE 12b-1 UNDER
                         THE INVESTMENT COMPANY ACT

Background

         At the meeting, shareholders of each Portfolio will be asked to approve a Distribution Plan for the Trust (attached to this Proxy Statement as Exhibit
A) (the "Distribution Plan"). Under the Distribution Plan, ASISI would be authorized to request that the sub-advisors of the various Portfolios direct a portion of the transactions for the purchase and sale of securities for the Portfolio to certain broker-dealers for execution. These broker-dealers, referred to as clearing brokers, have agreed to pay part of the brokerage commissions received on such transactions to ASM for "introducing" transactions to the clearing broker. In turn, ASM would use the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials and payments to broker-dealers who sell variable contracts the premiums for which are invested in shares of the Trust ("selling dealers"). As discussed in more detail below, no Portfolio will incur any new fees or charges under the New Distribution Plan, nor is it expected that the brokerage commissions paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

         Certain sub-advisors currently consider the sale of Portfolio shares in selecting broker-dealers to execute Portfolio brokerage transactions, and ASISI requests that certain sub-advisors try to direct a portion of their Portfolio's transactions to certain selling dealers subject to applicable legal requirements. However, ASISI and ASM have determined that adopting the Distribution Plan, which provides for the Portfolios' payment of brokerage commissions to ASM and ASM's use of these commission revenues to make direct payments to selling brokers for other purposes, would provide a more effective and efficient means of promoting the sale of Portfolio shares.

Additional Information on the Distribution Plan

         ASM will use a part of the directed commission revenues it receives under the Distribution Plan to cover administrative costs associated with the implementation and operation of the Distribution Plan. These expenses are expected to be small in relation to the revenues received. The remainder of the commission revenue received by ASM will be used to finance activities principally intended to result in the sale of shares of the Portfolios. Under the Distribution Plan, these activities may include:

o printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Contractowners;
o        development,    preparation,   printing   and   mailing   of   Trust
     advertisements and sales literature;
o holding or participating in seminars and sales meetings designed to promote the sale of Trust shares;
o        paying marketing fees requested by selling dealers;
o        obtaining  information and providing  explanations to Contractowners
     regarding  Portfolio  investment   objectives  and  policies  and  other
     information   about  the  Trust  and  the   Portfolio,   including   the
     performance of the Portfolios;
o training sales personnel regarding sales of Variable Contracts and shares of the Trust; and
o        personal   service   to   Contractowners   and/or   maintenance   of
     Contractowner accounts.

         The commission rates and amounts paid by the Portfolios are not expected to increase as a result of the implementation of the Distribution Plan. However, it is expected that implementation of the Distribution Plan will generate a greater amount of income for the promotion of the sale of the Trust shares than the amount currently directed to selling brokers for effecting portfolio transactions of the Portfolios. Therefore, it is expected that implementing the Distribution Plan will enable ASM to better promote the sale of Trust shares at no additional cost to the Portfolios, although some of the payments that will be made under the Distribution Plan are currently made by ASM out of other resources available to it.

         The Distribution Plan will be governed by Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"), which requires that (1) a Rule 12b-1 plan must be approved with respect to a fund by a vote of at least a majority of the outstanding voting securities of that fund; (2) a plan and any related agreements must be approved by a vote of the fund's board of trustees, and by a majority of the trustees who are not "interested persons" of the fund under the Investment Company Act and have no direct or indirect financial interest in the operation of the plan or in any related agreements ("independent trustees"), cast in person at a meeting called for the purpose of voting on the plan and related agreements; (3) both a plan and any related agreements must provide in substance (i) that they will be subject to annual approval by the trustees and independent trustees, (ii) that any person authorized to make payments under the plan or a related agreement must provide the trustees with a quarterly written report of payments made and the purpose of the payments, (iii) that the plan may be terminated at any time by the vote of a majority of the independent trustees, (iv) that any related agreement may be terminated without penalty at any time by a vote of a majority of the independent trustees or by a vote of a majority of the outstanding securities of a fund on not more than 60 days' written notice, and (v) that any related agreement terminates if it is assigned; (4) a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material plan amendments must be approved by a vote of the independent trustees; and (5) in implementing or continuing the plan, the trustees must conclude that there is a reasonable likelihood that the plan will benefit the fund and its shareholders.

Expense Information

         The brokerage commission rates and amounts paid by the various Portfolios of the Trust are not expected to increase as a result of the implementation of the proposed Distribution Plan. Nor are the total returns of the Portfolios expected to be affected adversely. However, the staff of the Securities and Exchange Commission recently has taken the position that amounts received by American Skandia Marketing, Inc. ("ASM") as an introducing broker under the Distribution Plan should be reflected in the expenses of the Funds.

         Therefore, the table below estimates what each Portfolio's distribution fee, and its resulting total and net expenses, will be deemed to be as a result the implementation of the Distribution Plan. The Distribution Fee estimates are derived from data regarding each Portfolio's brokerage transactions, and the proportion of such transactions directed to selling dealers, for the year ended March 31, 1999. However, it is not possible to determine with accuracy actual amounts that will be received by ASM from the Distribution Plan. Such amounts will vary based upon the level of a Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors. Unless otherwise indicated below, expenses other than the Distribution Fee estimates are based on amounts paid for the year ending December 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases              NONE*
Maximum Deferred Sales Charge (Load)                          NONE*
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                                     NONE*
Redemption Fees                                               NONE*
Exchange Fee                                                  NONE*

* Shares of the Portfolios may be purchased through variable insurance products, which involve their own charges and expenses. This table does not reflect any such charges.


CURRENT ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):


                                       Other     Total       Fee          Net
                           Management  Expenses  Annual      Waivers      Annual
                           Fees                  Portfolio   and          Fund
                                                 Operating   Expense      Operating
Portfolio:                                       Expenses    Reimburse    Expenses
                                                             -ment
-------------------------------------------------------------------------------
AST Founders Passport     1.00        0.30       1.30        N/A         1.30
AST T. Rowe Price         1.00        0.25       1.25        N/A         1.25
International Equity
AST AIM International     0.87        0.26       1.13        N/A         1.13
Equity
AST Janus Overseas        1.00        0.27       1.27        N/A         1.27
Growth
AST American Century      1.00        0.65       1.65        N/A         1.65
International     Growth
AST Janus Small-Cap       0.90        0.22       1.12        N/A         1.12
Growth
AST Kemper Small-Cap      0.95        0.60       1.55        0.20        1.35
Growth(1)
AST Lord Abbett Small     0.95        0.36       1.31        N/A         1.31
Cap Value
AST T. Rowe Price Small   0.90        0.21       1.11        N/A         1.11
Company Value
AST Neuberger Berman      0.90        0.17       1.07        N/A         1.07
Mid-Cap Growth(2)
AST Neuberger Berman      0.90        0.15       1.05        N/A         1.05
Mid-Cap Value(3)
AST T. Rowe Price         0.90        0.26       1.16        N/A         1.16
Natural Resources
AST Oppenheimer Large-    0.90        0.22       1.12        N/A         1.12
Cap Growth(4)
AST Marsico Capital       0.90        0.21       1.11        N/A         1.11
Growth
AST JanCap Growth         0.90        0.14       1.04        0.02        1.02
AST Bankers Trust         0.60        0.26       0.86        0.06        0.80
Enhanced 500
AST Cohen & Steers        1.00        0.30       1.30        N/A         1.30
Realty
AST American Century      0.75        0.25       1.00        N/A         1.00
Income & Growth
AST Lord Abbett Growth    0.75        0.16       0.91        N/A         0.91
and Income
AST INVESCO Equity        0.75        0.18       0.93        N/A         0.93
Income
AST AIM Balanced          0.74        0.26       1.00        N/A         1.00
AST American Century      0.85        0.28       1.13        N/A         1.13
Strategic Balanced
AST T. Rowe Price Asset   0.85        0.24       1.09        N/A         1.09
Allocation
AST T. Rowe Price         0.80        0.31       1.11        N/A         1.11
International Bond
AST Federated High        0.75        0.20       0.95        N/A         0.95
Yield
AST PIMCO Total           0.65        0.18       0.83        N/A         0.83
Return Bond
AST PIMCO Limited         0.65        0.21       0.86        N/A         0.86
Maturity Bond
AST Money Market          0.50        0.16       0.66        0.06        0.60

ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):



                          Manage-  Estimated    Other    Total      Fee        Net
                          ment     Distribution Expenses Annual     Waivers    Annual
                          Fees     (12b-1)               Portfolio  and        Portfolio
Portfolio:                         Fees                  Operating  Expense    Operating
                                                         Expenses   Reimburse- Expenses
                                                                    ment(5)

AST Founders Passport     1.00         0          0.30     1.30       N/A        1.30
AST T. Rowe Price         1.00       <0.01        0.25     1.25       N/A        1.25
International Equity
AST AIM International     0.87        0.03        0.26     1.16       N/A        1.16
Equity
AST Janus Overseas        1.00       <0.01        0.27     1.27       N/A        1.27
Growth
AST American Century      1.00         0          0.65     1.65       N/A        1.65
International Growth
AST Janus Small-Cap       0.90       0.06         0.22     1.18       N/A        1.18
Growth
AST Kemper Small-Cap      0.95       0.56         0.60     2.11       0.20       1.91
Growth(1)
AST Lord Abbett Small     0.95         0          0.36     1.31       N/A        1.31
Cap Value
AST T. Rowe Price Small   0.90         0          0.21     1.11       N/A        1.11
Company Value
AST Neuberger Berman      0.90       0.14         0.17     1.21       N/A        1.21
Mid-Cap Growth(2)
AST Neuberger Berman      0.90       0.29         0.15     1.34       N/A        1.34
Mid-Cap Value(3)
AST T. Rowe Price         0.90       0.04         0.26     1.20       N/A        1.20
Natural Resources
AST Oppenheimer Large-    0.90       0.06         0.22     1.18       N/A        1.18
Cap Growth(4)
AST Marsico Capital       0.90       0.08         0.21     1.19       N/A        1.19
Growth
AST JanCap Growth         0.90       0.02         0.14     1.06       0.02       1.04
AST Bankers Trust         0.60         0          0.26     0.86       0.06       0.80
Enhanced 500
AST Cohen & Steers        1.00       0.03         0.30     1.33       N/A        1.33
Realty
AST American Century      0.75       0.07         0.25     1.07       N/A        1.07
Income & Growth
AST Lord Abbett Growth    0.75       0.06         0.16     0.97       N/A        0.97
and Income
AST INVESCO Equity        0.75       0.04         0.18     0.97       N/A        0.97
Income
AST AIM Balanced          0.74       0.04         0.26     1.04       N/A        1.04
AST American Century      0.85         0          0.28     1.13       N/A        1.13
Strategic Balanced
AST T. Rowe Price Asset   0.85         0          0.24     1.09       N/A        1.09
Allocation
AST T. Rowe Price         0.80         0          0.31     1.11       N/A        1.11
International Bond
AST Federated High        0.75         0          0.20     0.95       N/A        0.95
Yield
AST PIMCO Total           0.65         0          0.18     0.83       N/A        0.83
Return Bond
AST PIMCO Limited         0.65         0          0.21     0.86       N/A        0.86
Maturity Bond
AST Money Market          0.50         0          0.16     0.66       0.06       0.60

     (1) This Portfolio commenced operations in January 1999. "Other expenses" shown are based on estimated amounts for the fiscal year ending December 31, 1999.
     (2) Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the average daily net assets of the Portfolio. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
     (3) Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the average daily net assets of the Portfolio. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
     (4) Prior to December 31, 1998, the Investment Manager had engaged Robertson, Stephens & Company Investment Management, L.P. as Sub-advisor for the Portfolio, and the total Investment Management fee was at the annual rate of 1.00% of the average daily net assets of the Portfolio. As of December 31, 1998, the Investment Manager engaged OppenheimerFunds, Inc. as Sub-advisor for the Portfolio, and the Investment Management fee is payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio, plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
     (5) The Investment Manager has agreed to reimburse and/or waive fees for certain Portfolios. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES

         These Examples assume that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding. The first table assumes that the Portfolios' total operating expenses remain at current levels. The second table reflects the effect of the imputed distribution fees as discussed above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   Current
                                                     After:
Portfolio:                         1 yr.       3 yrs        5 yrs.    10 yrs.
---------                          ------------------------------------------

AST Founders Passport              $132        $412         $713      $1568
AST T. Rowe Price International
         Equity                     127         397          686        1511
AST AIM International Equity        115         359          622        1375
AST Janus Overseas Growth           129         403          697        1534
AST American Century
         International Growth       168         520          897        1955
AST Janus Small-Cap Growth          114         356          617        1363
AST Kemper Small-Cap Growth         137         470          N/A        N/A
AST Lord Abbett Small Cap
         Value                      133         415          718        1579
AST T. Rowe Price Small
         Company Value              113         353          612        1352
AST Neuberger Berman Mid-Cap
         Growth                     109         340          590        1306
AST Neuberger Berman Mid-Cap
         Value                      107         334          579        1283
AST T. Rowe Price Natural
     Resources                      118         368          638        1409
AST Oppenheimer Large-Cap
     Growth                         114         356          617        1363
AST Marsico Capital Growth          113         353          612        1352
AST JanCap Growth                   104         329          572        1269
AST Bankers Trust Enhanced 500       82         268          471        1055
AST Cohen & Steers Realty           132         412          713        1568
AST American Century Income
     & Growth                       102         318          552        1225

AST Lord Abbett Growth and
     Income                          93         290          504        1120
AST INVESCO Equity Income            95         296          515        1143
AST AIM Balanced                    102         318          552        1225
AST American Century Strategic
     Balanced                       115         359          622        1375
AST T. Rowe Price Asset
     Allocation                     111         347          601        1329
AST T. Rowe Price International
     Bond                           113         353          612        1352
AST Federated High Yield             97         303          526        1166
AST PIMCO Total Return Bond          85         265          460        1025
AST PIMCO Limited Maturity
     Bond                            88         274          477        1061
AST Money Market                     61         203          357         806

                                 Estimated
                                                     After:
Portfolio:                         1 yr.       3 yrs.       5 yrs.    10 yrs.
---------                          ------------------------------------------

AST Founders Passport              $132        $412         $713      $1568
AST T. Rowe Price International
     Equity                         127         397          686        1511
AST AIM International Equity        118         368          638        1409
AST Janus Overseas Growth           129         403          697        1534
AST American Century
     International Growth           168         520          897        1955
AST Janus Small-Cap Growth          120         375          649        1432
AST Kemper Small-Cap Growth         194         642          N/A        N/A
AST Lord Abbett Small Cap
     Value                          133         415          718        1579
AST T. Rowe Price Small
     Company                        113         353          612        1352
AST Neuberger Berman Mid-Cap
     Growth                         123         384          665        1466
AST Neuberger Berman Mid-Cap
     Value                          136         425          734        1613
AST T. Rowe Price Natural
     Resources                      122         381          660        145
AST Oppenheimer Large-Cap
     Growth                         120         375          649        1432
AST Marsico Capital Growth          121         378          654        1443
AST JanCap Growth                   106         335          583        1292
AST Bankers Trust Enhanced 500       82         268          471        1055
AST Cohen & Steers Realty           135         421          729        1601
AST American Century Income
     & Growth                       109         340          590        1306
AST Lord Abbett Growth and
     Income                          99         309          536        1190
AST INVESCO Equity Income            99         309          536        1190
AST AIM Balanced                    106         331          574        1271
AST American Century Strategic
     Balanced                       115         359          622        1375
AST T. Rowe Price Asset
     Allocation                     111         347          601        1329
AST T. Rowe Price International
     Bond                           113         353          612        1352
AST Federated High Yield             97         303          526        1166
AST PIMCO Total Return Bond          85         265          460        1025
AST PIMCO Limited Maturity
     Bond                            88         274          477        1061
AST Money Market                     61         203          357         806

Additional information on Portfolio expenses is included in the Trust's Prospectus.

Evaluation by the Board of Trustees

         At meetings held on December 16, 1998 and April 21, 1999, the Trustees determined that there is a reasonable likelihood that the adoption of the Distribution Plan will benefit each Portfolio and its shareholders, at no additional cost to the Portfolios. In making this determination, the Trustees considered a number of factors. The Trustees were informed by representatives of ASM that the Distribution Plan could improve ASM's ability to attract new investments in the Portfolios by enabling it to compensate selling dealers adequately and in the most effective manner. The resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses.

         In addition, the Trustees considered that, unlike virtually all other Rule 12b-1 plans adopted by investment companies, which provide for payment of distribution expenses directly out of an investment company's assets, implementation of the Distribution Plan would not result in the incurring of any additional costs. The brokerage commissions that would be used to pay distribution expenses under the Distribution Plan would continue to be incurred by the Portfolios whether or not the Distribution Plan was adopted. Furthermore, the Trustees considered that, according to ASM, adopting the Distribution Plan would not in any way alter ASISI or ASM's obligation or hinder the Portfolios' ability to achieve "best execution" of the transactions (i.e., the ability to have the Portfolios' portfolio transactions executed at the best price and in the most effective manner possible). Because the Distribution Plan is intended to enable the Trust to continue more effectively their current practice of using brokerage transactions to promote distribution of the Portfolios, the Trustees considered their prior determinations that this practice benefited the Portfolios and their shareholders, and their prior consideration of possible alternative uses of brokerage for the benefit of the Portfolios.

         The Trustees also considered the benefits of the Distribution Plan to ASISI and ASM. In particular, the Trustees considered that an increase in the assets of the Portfolios would increase the management fees paid to ASISI, and that payment of distribution expenses out of brokerage commissions could reduce the need for ASM to pay such expenses out of other resources available to it. However, the Trustees also considered that commission revenues received by ASM under the Distribution Plan are anticipated to be used entirely to pay distribution expenses and administrative expenses relating to implementation and operation of the Distribution Plan, and that ASM likely would not earn a profit directly from acting as an introducing broker for Portfolio transactions. In addition, the Trustees considered their ability to monitor in the future whether commission revenues are being used as anticipated.


         The shareholders of each Portfolio will vote separately on Proposal I and the Distribution Plan will be adopted for a Portfolio only if approved by its shareholders. Approval of Proposal I by the shareholders of any Portfolio is not contingent on its approval by the shareholders of the other Portfolios.


    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL I. ANY UNMARKED PROXIES THAT ARE RETURNED
                     ON A TIMELY BASIS WILL BE SO VOTED.

                                 PROPOSAL II

  AUTHORIZATION FOR THE BOARD OF TRUSTEES OF THE TRUST TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE
                          APPROVAL OF SHAREHOLDERS

         As discussed above under Management of the Portfolios, the Investment Manager selects and employs a sub-advisor to make the day-to-day investment selections for each Portfolio, and reviews the sub-advisor's performance on an ongoing basis. The Investment Manager may terminate the service of any sub-advisor at any time; however, retaining the services of a new sub-advisor currently requires approval by a Portfolio's shareholders.

         The Investment Company Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. This requirement applies to the appointment of any new or replacement sub-advisor to a Portfolio. Absent exemptive relief from the Securities and Exchange Commission (the "Commission"), shareholders of a Portfolio would be asked to approve the advisory contract for the new sub-advisor. Similarly, the Investment Company Act generally requires that all advisory contracts provide that they will terminate automatically in the event of their "assignment." As a matter of law, an assignment of an advisory contract is deemed to occur in connection with transactions that result in a change of control of a sub-advisor, including certain mergers involving the parent of the sub-advisor. Currently, the Trust must seek shareholder approval when these corporate transactions involving a sub-advisor occur.

         The Commission has previously granted to other investment companies conditional exemptions from the shareholder voting requirements applicable to new and amended sub-advisory contracts, and the Trust has applied for such an exemption. If the exemption is granted and the Trust complies with the conditions imposed in connection with the exemption, including obtaining shareholder approval of this Proposal II, the Trustees would be able, without further shareholder approval, to appoint or replace sub-advisors and to continue arrangements with sub-advisors whose contracts have terminated as a result of their assignment. The Trustees would not, however, be able to replace the Investment Manager or materially amend a Portfolio's Investment Management Agreement without complying with the Investment Company Act and applicable regulations governing shareholder approval of advisory contracts.

         This Proposal II is intended to facilitate the efficient supervision and management of the sub-advisor by the Investment Manager and the Trustees. The Investment Manager continuously monitors the performance of the sub-advisors and may from time to time recommend that the Trustees replace a sub-advisor or appoint an additional sub-advisor for a Portfolio, depending on the Investment Manager's assessment of which sub-advisor or sub-advisors it believes are best suited to conduct the Portfolio's investment program and achieve its investment objective. If the Commission were to grant the exemptive relief and shareholders were to approve this Proposal II, a Portfolio would no longer be required to call a shareholder meeting each time a new sub-advisor is appointed.

         Shareholder meetings entail substantial costs and delays that could diminish the benefits of the current sub-advisory arrangements or delay the implementation of desirable changes in these arrangements. These costs must be weighed against the benefits of shareholder scrutiny of proposed contracts with additional or replacement sub-advisors. However, even in the absence of shareholder approval, a proposal to add or replace sub-advisors would still
receive  careful  review.   First,  the  Investment  Manager  would  assess  the
Portfolio's needs and, if it believed that an additional or replacement sub-advisor would benefit the Portfolio, would search for available sub-advisors. Second, any recommendation made by the Investment Manager would have to be approved by a majority of the Trustees, including a majority of the Independent Trustees. In approving any new sub-advisor, the Trustees currently are and will continue to be required to determine that the new sub-advisory agreement is in the best interests of the Portfolio and its shareholders, and that the fees provided for in the agreement are fair and reasonable in light of charges customarily made by others for services of the same nature and quality. Even if this proposal is approved and an exemption is obtained from the Commission, the Trustees still may elect to seek shareholder approval of a sub-advisor change in certain circumstances if in its judgment it is appropriate to do so.

         As noted above, any appointments of additional or replacement sub-advisors would have to comply with any conditions contained in the Commission's exemptive order. One condition generally included in similar exemptive orders for other investment companies requires that the investment manager furnish shareholders with all of the information that would have been included in a proxy statement seeking shareholder approval of the new sub-advisory agreement within a specified period after hiring a new sub-advisor. Consequently, shareholders of a Portfolio likely will receive notification of a new sub-advisor for the Portfolio soon after such new sub-advisor begins to provide services.


         The shareholders of each Portfolio will vote separately on Proposal II and the Trustees will be authorized to select and change sub-advisors and enter into sub-advisory agreements for a Portfolio without shareholder approval only if Proposal II is approved by the Portfolio's shareholders. Approval of Proposal II by the shareholders of any Portfolio is not contingent on its approval by the shareholders of the other Portfolios.


    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
     SHAREHOLDERS VOTE "FOR" PROPOSAL II. ANY UNMARKED PROXIES THAT ARE
                RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                PROPOSAL III

                         APPROVAL OF ELIMINATION OF
                        FUNDAMENTAL INVESTMENT POLICY
               RESTRICTING INVESTMENTS IN INVESTMENT COMPANIES

         Each of the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio (collectively, the "Proposal III Voting Portfolios") is subject to the following fundamental policy (the "Investment Company Restriction"), which may not be changed without shareholder approval.

         A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

         The above Investment Company Restriction is intended to reflect requirements of the Investment Company Act, but differs somewhat in wording from the language of the Investment Company Act and, therefore, is subject to certain ambiguities. Currently, the Investment Company Act permits up to 10% of a Portfolio's assets to be invested in other investment companies in the aggregate. However, the Investment Company Act does not require that a Portfolio have a fundamental restriction relating to investments in other investment companies, and the Investment Manager has proposed that the above restriction be eliminated in order to resolve any ambiguity regarding the permissibility of such investments. Notwithstanding the elimination of the Investment Company Restriction for any of the Proposal III Voting Portfolios, each such Portfolio would continue to be subject to the Investment Company Act limitations on investments in other investment companies. Elimination of the Investment Company Restriction would enable each of the Proposal III Voting Portfolios to be managed in accordance with the requirements of the Investment Company Act without reference to any other restriction. If the Investment Company Act is amended, the Portfolio would be able to respond to any provisions of the amended statute of potential benefit to the Proposal III Voting Portfolios without conducting a shareholders' meeting with attendant delay and expense. It is not expected that approval of the above change will affect materially the manner in which the subject portfolios are managed.

         The shareholders of each Proposal III Voting Portfolio will vote separately on Proposal III and the Investment Company Restriction will be eliminated for a Proposal III Voting Portfolio only if approved by its shareholders. Approval of Proposal III by the shareholders of any Proposal III Voting Portfolio is not contingent upon approval of Proposal III by the shareholders of the other Proposal III Voting Portfolios.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PROPOSAL III VOTING PORTFOLIO VOTE "FOR" PROPOSAL
                 III. ANY UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL IV

              APPROVAL OF ELIMINATION OF FUNDAMENTAL INVESTMENT
                   POLICY APPLICABLE TO CERTAIN PORTFOLIOS
                LIMITING PORTFOLIO INVESTMENTS IN SECURITIES
                  OWNED BY TRUSTEES AND INVESTMENT MANAGER
                            DIRECTORS OR OFFICERS


         Each of the AST Lord Abbett Growth and Income Portfolio, the AST JanCap Growth Portfolio, the AST Money Market Portfolio, the AST Federated High Yield Portfolio, the AST INVESCO Equity Income Portfolio, the AST PIMCO Total Return Bond Portfolio and the AST PIMCO Limited Maturity Bond Portfolio (collectively, the "Proposal IV Voting Portfolios") is subject to the following fundamental investment restriction ("the Owned Securities Restriction"), which may not be changed without shareholder approval.

         A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

         The Owned Securities Investment Restriction reflects the requirements of certain state securities laws which no longer are applicable. The Investment Manager has proposed that the above fundamental investment restriction be eliminated to reduce administrative burdens associated with the unnecessary restriction and to provide additional flexibility to pursue its investment objectives consistent with applicable laws in effect from time to time. The elimination of the above fundamental investment restriction will not affect materially the manner in which any Proposal IV Voting Portfolio is managed. The Trust will continue to be afforded protections under the Investment Company Act notwithstanding the elimination of the fundamental investment restriction. The Investment Company Act requires the Trust and the Investment Manager to adopt and enforce codes of ethics reasonably designed to prevent certain persons, including the Trustees and officers of the Trust and the directors and officers of Investment Manager, from improperly benefiting from the Portfolios' purchases or sales of securities. The Codes of Ethics generally require such persons to report securities transaction and prohibit certain types of transactions.

         The shareholders of each Portfolio will vote separately on Proposal IV and the Owned Securities Restriction will be eliminated for a Proposal IV Voting Portfolio only if approved by its shareholders. Elimination of the Owned Securities Restriction for a Proposal IV Voting Portfolio is not contingent upon approval of Proposal IV by the other Proposal IV Voting Portfolios.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE PROPOSAL IV VOTING PORTFOLIOS VOTE "FOR"
             PROPOSAL IV. ANY UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL V

                     APPROVAL OF RECLASSIFICATION OF THE
                 INVESTMENT OBJECTIVES OF CERTAIN PORTFOLIOS

         The investment objectives for certain Portfolios of the Trust are non-fundamental investment policies, which may be changed by the Trustees without shareholder approval, if appropriate to do so in their judgment. However, the investment objectives for the other Portfolios (the "Proposal V Voting Portfolios") are "fundamental" investment policies and may not be changed without shareholder approval. The Manager proposed to the Board of Trustees of the Trust that the investment objectives for each Proposal V Voting Portfolio, as set forth below, be reclassified from fundamental to non-fundamental to provide the Board of Trustees with flexibility to change the objective of the particular Proposal V Voting Portfolio to which the fundamental investment objective is applicable. It is not expected that the Board of Trustees will use this flexibility frequently. However, the Board of Trustees would be in a position to change the investment objective in circumstances when such a change would, in the Board's judgment, be in the best interests of the Portfolio's shareholders. Such circumstances could include changes in the securities markets generally that would render achievement of the Portfolio's current investment objective unlikely on an ongoing basis, or changes with respect to the Portfolio specifically, such as a change in the Portfolio's sub-advisor that makes appropriate a change in the Portfolio's investment objective to conform to the new sub-advisor's investment program.

         The current fundamental investment objective for each Proposal V Voting Portfolio, which may not be changed without approval of the shareholders of the Portfolio, is as follows:

AST Lord Abbett Growth and Income Portfolio:

         The investment objective of the Portfolio is long-term growth of capital and income while attempting to avoid excessive fluctuations in market value.

AST Lord Abbett Small Cap Value Portfolio:

         The investment objective of the Portfolio is to seek long-term capital growth.

AST JanCap Growth Portfolio:

         The investment objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

AST Janus Overseas Growth Portfolio:

         The investment objective of the Portfolio is to seek long-term growth of capital.

AST Money Market Portfolio:

         The investment objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

AST Federated High Yield Portfolio:


         The investment objective of the Portfolio is to seek high current income by investing primarily in a diversified portfolio of fixed income securities. The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.


AST T. Rowe Price Asset Allocation Portfolio:

         The investment objective of the Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of fixed income and equity securities.

AST T. Rowe Price International Equity Portfolio:

         The investment objective of the Portfolio is to seek a total return on its assets from long-term growth of capital and income, principally through investments in common stocks of established, non-U.S. companies. Investments may be made solely for capital appreciation or solely for income or any combination of both for the purpose of achieving a higher overall return.

AST T. Rowe Price International Bond Portfolio:

         The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, non dollar-denominated government and corporate bonds outside the United States.

AST T. Rowe Price Small Company Value Portfolio:

         The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

AST Founders Passport Portfolio:

         The investment objective of the Portfolio is to seek capital growth.

AST INVESCO Equity Income Portfolio:

         The investment objective of the Portfolio is to seek high current income while following sound investment practices.

AST PIMCO Limited Maturity Bond Portfolio:

         The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

AST American Century International Growth Portfolio:

         The investment objective of the Portfolio is to seek capital growth.

AST American Century Strategic Balanced Portfolio:

         The investment objective of the Portfolio is to seek capital growth and current income.


AST Cohen & Steers Realty Portfolio:

         The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

AST Marsico Capital Growth Portfolio:

         The investment objective of the Portfolio is to seek capital growth.

         If the shareholders of a Proposal V Voting Portfolio approve the proposal to reclassify its investment objective to non-fundamental, the Board of Trustees thereafter would be permitted to change the Investment Objective for such Portfolio, if appropriate to do so in its judgment, without the delay and expense to the Portfolio of arranging for shareholder approval. To obtain shareholder approval, the Portfolio would be required to hold a shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Contractowners seeking their instructions as to how to vote shares at such meeting. Therefore, obtaining shareholder approval to change the Portfolio's investment objectives is likely to involve significant delays and costs.

         Approval of Proposal V by a Proposal V Voting Portfolio also will facilitate the Investment Manager's exercise of its authority to replace or appoint sub-advisors without shareholder approval, if Proposal II is approved. Approval of this Proposal V will avoid delays and expenses of arranging for shareholder meetings to approve changes in investment objectives of Proposal V Voting Portfolios to conform to the investment programs of new sub-advisors.


         The Shareholders of each Proposal V Voting Portfolio will vote separately on Proposal V. The Investment Objective applicable to each Proposal V Voting Portfolio will be reclassified from "fundamental" to non-fundamental only if approved by the shareholders of that Portfolio. Reclassification of the Investment Objective of a Proposal V Voting Portfolio is not contingent upon approval of Proposal V by the other Proposal V Voting Portfolios.


    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH PROPOSAL V VOTING PORTFOLIO VOTE "FOR" PROPOSAL V.
 ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.


                                 PROPOSAL VI

                          AMENDMENT AND RESTATEMENT
                  OF THE AGREEMENT AND DECLARATION OF TRUST

         The Trust is a managed, open-end investment company organized as a Massachusetts business trust. The Trustees and the shareholders made an Agreement and Declaration of Trust (the "Original Declaration of Trust") dated October 1988, governing the management of the Trust and all cash, securities and other assets of the Trust. As of the date of this Proxy Statement, the Trust was divided into twenty-eight investment portfolios.

         Formerly, the Trust was known as the Henderson International Growth Fund, which consisted of only one portfolio. Shareholders of what was, at the time, the Henderson International Growth Fund, approved certain changes relating to the Trust at a meeting held April 17, 1992, including engagement of ASISI as Investment Manager and election of new Trustees. Subsequent to that meeting, the new Trustees approved changing the Original Declaration to rename the Trust.

         Since the Trust was organized, there have been legal and regulatory developments affecting the organization, operations and governance of investment companies, such as the Trust. Management has proposed that the Original Declaration be restated and amended, in the form set forth as Exhibit B (the "Restatement"), to reflect, and to provide flexibility to take advantage of, these developments.

         Among recent favorable regulatory developments have been those which allow the use of multiple class structures by investment companies to establish share classes designed to meet the needs and preferences of existing and potential investors. The most significant change to the Original Declaration of Trust under the Restatement would be to provide the Trustees authority to establish a multiple share class structure for the Trust if they determine that such a structure is in the best interests of the Trust and in conformity with Investment Company Act requirements. The Board of Trustees is permitted under the Original Declaration of Trust to divide the Trust into series but is not explicitly permitted to divide the series into more than one class of shares. Currently, the Trust is divided into twenty-eight investment portfolios or series, each having its own investment objectiv, policies and restrictions. Each series offers a single class of shares. This change to the Original Declaration of Trust would permit the establishment of additional share classes with different characteristics than the existing class, such as sales charges and conversion and exchange features, but through which investors can obtain interests in the same portfolio of securities. The Investment Manager believes that the ability to divide the shares of each series into more than one class of shares would provide future flexibility to attract new investments in the Portfolios by tailoring additional classes of shares to the preferences of investors. The resulting increase could enable the Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses.

         Each share of each Portfolio currently is entitled to one vote on each matter presented to the shareholders of the Portfolio. For matters that affect the rights and privileges of a Portfolio in a different manner than the rights and privileges of other Portfolios, the shareholders of the Portfolio vote separately. For matters that affect the Trust generally, all shareholders of the Trust vote together. If the Restatement is approved and additional classes of shares are established, each share of each class of a Portfolio will be entitled to one vote on matters presented to the shareholders of the class. For matters that affect the rights and privileges of a class differently from the rights and privileges of other classes of the Portfolio, the shareholders of the affected class will vote separately; for matters that only affect each Portfolio separately or the Trust generally, each class will not vote separately. As is the case for shares of the Portfolios, shares of the classes will have no pre-emptive or subscription rights and no other conversion rights and will be transferable in the same manner.

         Assets and liabilities of each Portfolio will be allocated ratably among each class of shares. Expenses attributable solely to a particular class of shares will be allocated to that class.


         The Trustees have no current intention to seek to establish a multiple share class structure for the Trust and there is no assurance that such a structure will be established in the future.


     In addition to the change described above, the Restatement generally sets forth the purposes and powers of the Trust and, together with the By-laws of the Trust, prescribes the respective rights and obligations of shareholders and the Trustees and officers of the Trust in a manner which continues to reflect the laws of the Commonwealth of Massachusetts but does so in a manner which is somewhat more specific than the Original Declaration of Trust. The Manager believes that the additional clarifications will avoid confusion or misunderstandings concerning such rights and obligations. In addition, the Restatement clarifies or, in some cases, improves procedural requirements for governance of the Trust, including procedures for calling meetings of the Trustees and shareholders of the Trust. Except for the authority to create multiple classes of shares as described above, the Board does not believe that the Restatement confers any material authority upon the Trustees which is not contemplated by the Original Declaration of Trust and the By-laws of the Trust (which, in many cases, may be changed by the Trustees without shareholder approval), or that the Restatement affects in any material manner the rights of shareholders, except as follows: o As a general matter, the Restatement deletes certain provisions that merely incorporate or refer to requirements of the Investment Company Act. These requirements will continue to apply to the Trust notwithstanding the deleted provisions or references until the Investment Company Act is changed by legislation. The deletions will avoid inconsistencies or ambiguities as a result of any future changes in the Investment Company Act and will provide flexibility to the Trust to respond to favorable changes in the statute without the cost and delay of arranging a shareholder meeting to amend the Restatement. In addition, surviving references to the Investment Company Act will include amendments to the statute and any statute that may be enacted to replace the Investment Company Act in order to avoid to the extent practicable the need for future amendments to the Restatement. The Restatement also provides that, in the event of a conflict between provisions of the Restatement and the Investment Company Act, the provisions of the latter will take precedence.

o The Restatement clarifies that a reduction in the number of Trustees shall not have the effect of removing any Trustee from office. Under the Restatement, a Trustee may be removed with cause by the affirmative vote of the holders of two-thirds of the shares of the Trust or, with or without cause, by the action of two-thirds of the remaining Trustees. This clarification would assure a clear understanding of the procedures governing removal of Trustees.

o The Restatement clarifies that each Trustee and officer or employee of the Trust in the performance of his duties will be protected in relying in good faith upon the books and records of account of the Trust or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, dealers, accountants, appraisers or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert is also a Trustee.

o The Restatement provides that the holders of one-third of the outstanding shares of the Trust or of a Series or Class of shares, as applicable, present in person or by proxy, rather than a majority, will constitute a quorum for the transaction of business, except as otherwise required by the Investment Company Act or other applicable law or by the Declaration of Trust or the Trust's by-laws. This change would enable the Trust to conduct future stockholders' meetings without the burden and expense of obtaining votes from at least a majority of the shares of the Trust, Series or Class, as applicable. The change would not affect the vote required to adopt various types of proposals under the Investment Company Act. However, the Restatement also provides that matters may be voted on by the shareholders of the Trust as a whole, rather than by shareholders of each Series separately, if the Trustees determine that the interests of each Series in the matter are identical.


o The Restatement provides that the Trustees may reorganize the Trust by forming a corporation, trust, partnership, association or other organization under the laws of any jurisdiction and thereafter selling, conveying and transferring all property of the Trust to the new entity or merging or consolidating the Trust with such organization to the extent permitted by law. Shareholder approval of such a reorganization would only be required to the extent required by applicable law, including the Investment Company Act.


o The Restatement clarifies that until reissued, treasury shares of the Trust will not confer any voting rights on the Trustees or be entitled to any dividends or other distributions declared with respect to Trust shares.


o The Restatement clarifies that the Trust may invest part or all of its assets in securities issued by other investment companies, thus explicitly permitting the establishment of a "master/feeder" structure.

         Notwithstanding the Restatement, the Trust would continue to be subject to the extensive regulation under the Investment Company Act. The Investment Company Act establishes various requirements, including shareholder approval requirements, that must be met by every investment company in the conduct of its business. It is not expected that approval of the Restatement otherwise will affect materially the manner in which the activities and operations of the Trust are conducted.


    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL VI. ANY UNMARKED PROXIES WILL BE SO VOTED.

                                PROPOSAL VII

                           APPROVAL OF CHANGES IN
                           INVESTMENT RESTRICTIONS
                              CONCERNING LOANS

         The Trust has made arrangements for certain Portfolios of the Trust to lend securities and may extend such arrangements to additional Portfolios in the future if appropriate to do so. Any securities lending activity is intended to generate additional income and is incidental to the investment objective of a Portfolio. Under the Investment Company Act, a Portfolio currently may lend securities with a value of up to 33-1/3% of its total assets to borrowers, including broker-dealers, institutional investors, or others, consistent with its investment objective and applicable investment policies or restrictions. Voting rights on loaned securities typically pass to the borrower, although a Portfolio is able to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans made by the Portfolios will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. By lending Portfolio securities, a Portfolio may earn additional income in the form of compensation paid by borrowers in connection with the securities loans and from the investment of cash collateral held by the Portfolio to secure borrowers' obligations. Any cash collateral received by a Portfolio in connection with securities loans normally will be invested in high quality money market securities or, to the extent permissible, in collective investment vehicles investing in such securities. Lending securities involves certain risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to return a loaned security. Also, any losses resulting from the investment of cash collateral would be borne by the lending Portfolio and there is no assurance that collateral for loaned securities will be sufficient to provide for recovery of interest, dividends or other distributions paid in respect of loaned securities and not received by a Portfolio or to pay all expenses incurred by a Portfolio in arranging the loans or in exercising rights in the collateral in the event securities are not returned.

         In connection with the securities lending arrangements, the Investment Manager has recommended that fundamental investment restrictions applicable to loans generally by certain Portfolios (the Proposal VII Voting Portfolios) which operate to limit securities lending activities unnecessarily be replaced by the following fundamental investment restriction (the "Proposed Lending Restriction"):

                  The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

         The Investment Manager believes that the current fundamental investment restrictions are unnecessarily burdensome and restrict the ability of the Proposal VII Voting Portfolios to seek incremental portfolio income through loans of securities. As noted previously, the Investment Company Act limits loans of portfolio securities to 33-1/3% of the value of a Portfolio's assets in the aggregate. If the proposed Lending Restriction is adopted, the Portfolio will have greater flexibility to seek incremental income but may be subject to greater risks than would be the case under the more restrictive fundamental investment restrictions. The proposed Lending Restriction would not permit the Portfolios to make loans other than securities loans or loans made through the purchase of debt securities.

         If Proposal VII is approved by a Portfolio, the current fundamental investment restriction applicable to that Portfolio would be eliminated in its entirety and replaced by the Proposed Lending Restriction. The fundamental investment restrictions which currently are applicable to the Proposal VII Voting Portfolios and which would be affected by approval of Proposal VII are as follows.

o        AST Lord Abbett Growth and Income Portfolio:

         The Portfolio will not lend money to any person except through entering into short-term repurchase agreements with sellers of securities the Portfolio has purchased, and through lending Portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as the Portfolio complies with regulatory requirements and the Sub-advisor deems such loans not to expose the Portfolio to significant risk or adversely affect the Portfolio's qualification for pass-through tax treatment under the Internal Revenue Code (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 10% of Portfolio net assets).

                  If Proposal VII is approved by the shareholders of this Portfolio, the Portfolio would be permitted to lend securities to borrowers other than registered broker-dealers, such as banks, and would not be required to make the determinations described in the current fundamental investment restrictions.

o        AST JanCap Growth Portfolio and AST Janus Overseas Growth Portfolio:

         The Portfolio will not lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchase of commercial paper, debt securities or repurchase agreements).

         If Proposal VII is approved by either of the above Portfolios, the Portfolio would be permitted to lend portfolio securities in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value, rather than 25% as provided in the current investment restriction.

o        AST Federated High Yield Portfolio:

         The Portfolio will not make loans, except through the purchase or holding of securities in accordance with its investment objective, policies, and limitations and through repurchase agreements. The
         Portfolio may invest up to 5% of its total assets in repurchase agreements which mature more than seven days from the time they are entered into. The Portfolio may lend portfolio securities if the borrower provides 100% cash collateral in the form of cash or U.S. government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral. The Portfolio retains the right to any dividends, interest, or other distribution paid on the securities and any increase in their market value. Loans will be subject to termination at the option of the Portfolio or the borrower.

         The current investment restriction reflects the views which have been expressed by the Commission as to the appropriate terms and conditions of loans of portfolio securities by investment companies. Approval of Proposal VII by this Portfolio would permit the Portfolio to adapt the Portfolio's securities lending activities to any future advantageous changes in the Commission's position without the expense and delay of arranging for a shareholders' meeting. Approval of Proposal VII also would remove the limitation in the current investment restriction on investing more than 5% of the Portfolio's total assets in repurchase agreements maturing in more than seven days.

o        AST INVESCO Equity Income Portfolio:


         The Portfolio may not make loans to any person except through the purchase of debt securities in accordance with the Portfolio's investment policies or the lending of portfolio securities to broker-dealers or other institutional investor or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of the Portfolio's total net assets (taken at current value).


         If Proposal VII is approved by the shareholders of this Portfolio, this Portfolio would be permitted to lend portfolio securities in an amount of up to 33-1/3% of its "total" assets taken at market value, rather than the smaller amount of 33-1/3% of "total net" assets taken at current value. Such approval also would permit repurchase agreements with counterparties other than Federal Reserve member banks, registered broker-dealers and registered government securities dealers.

o        AST  American  Century   International   Growth  Portfolio  and  AST
     American Century Strategic Balanced Portfolios:


         The Portfolio will not lend its portfolio securities except to unaffiliated persons and subject to the rules and regulations adopted under the 1940 Act. No such rules and regulations have been issued, but it is Sub-advisor's policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of securities loaned, or by irrevocable letters of credit. During the existence of the loan, the Portfolio must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Portfolio must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Portfolio to vote the securities. To comply with the regulations of certain state securities administrators, such loans may not exceed one-third of the Portfolio's net assets taken at market.

         If Proposal VII is approved by shareholders of this Portfolio, this Portfolio would be permitted to lend portfolio securities to affiliated persons, as well as unaffiliated persons, subject to the requirements of applicable laws (including the Investment Company Act), rules and regulations. In addition, the current investment restriction reflects the views which have been expressed by the Commission as to the appropriate terms and conditions of loans of portfolio securities by investment companies. Approval of Proposal VII by this Portfolio would permit the Portfolio to adapt the Portfolio's securities lending activities to any future advantageous changes in the Commission's position without the expense and delay of arranging for a shareholders' meeting.


                                    * * *

         Each of the Proposal VII Voting Portfolios will vote separately on Proposal VII. If the shareholders of any Proposal VII Voting Portfolio approve Proposal VII, the Proposed Lending Restriction will become effective for such Portfolio and the current fundamental investment restriction limiting securities lending activities will be eliminated or changed as indicated above. Approval of Proposal VII by the shareholder of any Proposal VII Voting Portfolio is not contingent upon approval of Proposal VII by the shareholders of the other Proposal VII Voting Portfolios.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE PROPOSAL VII VOTING PORTFOLIOS VOTE "FOR" PROPOSAL
  VII. ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO
                                   VOTED.

                                PROPOSAL VIII


                APPROVAL OF CHANGES IN INVESTMENT RESTRICTION
      APPLICABLE TO CERTAIN PORTFOLIOS CONCERNING COMMODITIES CONTRACTS


         AST  American  Century   International   Growth  Portfolio  and  AST
American Century Strategic Balanced Portfolio each is subject to the following fundamental investment restriction:

         The Portfolio will not purchase or sell commodities or commodity contracts; except that the Portfolio may, for non-speculative purposes, buy or sell futures contracts on debt securities (debt futures and bond index futures) and related options.

         The   Investment   Manager   believes  that  the  current   fundamental
restriction is unduly burdensome and has recommended that the above restriction be replaced by the following fundamental restriction:

         The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind.

         The current investment restriction is not required by the Investment Company Act and can be read to unnecessarily limit the Portfolio's ability to engage in various types of investment techniques in pursuit of the Portfolio's investment objective, such as entering into stock and stock index futures contracts, options on securities and securities indices, and forward foreign currency transactions. If Proposal VIII is approved by either of the Portfolios, such Portfolio will continue to be prohibited from investments in physical commodities unless acquired as a result of the ownership of securities or instruments.

         Each of the AST American Century International Growth and AST American Century Strategic Balanced Portfolios will vote separately on Proposal VIII. Approval of Proposal VIII by either such Portfolio is not contingent upon receipt of approval of the other Portfolio.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE AST AMERICAN CENTURY INTERNATIONAL GROWTH AND
   AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIOS VOTE "FOR" PROPOSAL
  VIII. ANY UNMARKED PROXIES THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO
                                   VOTED.

                                   PROPOSAL IX

                             ELECTION OF TWO TRUSTEES

         At the Meeting, shareholders will be asked to elect two Trustees of the Trust to hold office until their successors are elected. The Trust currently has seven Trustees, five of whom have previously been elected by shareholders. This Proposal IX will not affect the status of these five persons as Trustees, and these Trustees will continue to hold office until they resign or are removed from office and their successors are elected.

         The Proxy holders intend to vote for the election of the nominees named below, each of whom is currently a Trustee of the Trust. Both of the nominees have consented to be named and have indicated their intent to serve if elected. If either nominee is unavailable for any reason, the Proxy holders will consult with the Board of Trustees of the Trust in determining how to vote the shares represented by them.

         The following table indicates, as to each of the nominees for election as a Trustee, his or her name, position with the Trust, age, principal occupation during the past five years, and other directorships held in public companies. Unless otherwise indicated and subject to applicable community property and similar laws, each nominee has sole voting and investment power with respect to the shares of the Trust beneficially owned. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act of 1940, as amended).


Name, Position And Age       Principal Occupation And Other Information

Julian A. Lerner, Trustee    Mr. Lerner has been semi-retired since 1995.  He was
(73) 1                       Senior Vice President and Portfolio Manager of AIM
                             Charter Fund and AIM Summit Fund from 1986 to 1995
                             and an Investment Consultant for A I M Management
                             Group Inc. from 1995 to 1996.  Currently, Mr. Lerner
                             is a trustee or director of the Trust, American
                             Skandia Advisor Funds, Inc., American Skandia Master
                             Trust and IDEX Series Fund.

Thomas M. Mazzaferro,        Mr. Mazzaferro has been with American Skandia since
Trustee (45) *               1988.  He is currently President and Chief Financial
                             Officer of ASISI and Executive Vice President and
                             Chief Financial Officer of both ASM and ASLAC.  Mr.
                             Mazzaferro is also a director of American Skandia
                             Advisor Funds, Inc. and a trustee of American Skandia
                             Master Trust.

--------
1 Member of the Trust's Audit Committee.
*Interested person as defined in the Investment Company Act.

         Neither nominee beneficially owned more than 1% of the Trust's outstanding shares as of the record date. The Board of Trustees of the Trust met six times during the fiscal year ended December 31, 1998. All of the Trustees attended at least 75% of the meetings.

         The Audit Committee of the Board of Trustees of the Trust, which is made up of those Trustees who are not affiliated with the Investment Manager, oversees and reviews the audit procedures of the Trust and assists the Board in fulfilling its responsibilities relating to Trust accounting and reporting practices. During the fiscal year ended December 31, 1998, the Audit Committee held two meetings.

Officers and Other Trustees of the Trust

         The following table indicates, as to each Trustee of the Trust not named above and each executive officer of the Trust, his or her name, position with the Trust, principal occupation during the past five years, and other directorships held in public companies.

Name And Position             Principal Occupation and Other Information

John Birch, Vice President    Mr. Birch has been with American Skandia since
                              December 1997.  He is currently Senior Vice
                              President and Chief Operating Officer of ASISI.
                              He was Executive Vice President and Chief
                              Operating Officer of International Fund
                              Administration from 1996 to 1997 and Senior Vice
                              President and Chief Administrative Officer of
                              Gabelli Funds, Inc. from 1995 to 1996.  In
                              addition, Mr. Birch served as Executive Vice
                              President of Kansallis Osake Pankki from
                              1985 to 1995.




Gordon C. Boronow*, Vice      Mr. Boronow has been with American Skandia since
President and Trustee         1989.  He is currently President, Deputy Chiefe 1989
                              to present Executive Officer and a Director of ASLAC and
                              Deputy Chief Executive Officer and a director of
                              ASISI.  Mr. Boronow is a director of American
                              Skandia Advisor Funds, Inc. and a trustee of
                              American Skandia Master Trust.

Jan R. Carendi*, President,   Mr. Carendi has been with American Skandia since
Principal Executive Officer   1986.  He is currently Senior Executive Vice
and Trustee                   President and Member of Corporate Management Group
                              of Skandia Insurance Company Ltd.  He is Chief
                              Executive Officer and a director of ASISI.  Mr.
                              Carendi is a director of American Skandia Advisor
                              Funds, Inc. and a trustee of American Skandia
                              Master Trust.

David E. A. Carson, Trustee   Mr. Carson has been Chairman of the Board at
                              People's Bank since January 1999.  He had served
                              as Chairman and Chief Executive Officer of
                              People's Bank from January 1998 to December 1998
                              and President, Chairman and Chief Executive
                              Officer of People's Bank from 1983 to 1997.  Mr.
                              Carson is a director of American Skandia Advisor
                              Funds, Inc. and a trustee of American Skandia
                              Master Trust.

Richard G. Davy, Jr.,         Mr. Davy has been with American Skandia since
Treasurer (Chief Financial    1994.  He is currently Vice President, Mutual Fund
and Accounting Officer)       Operations of ASISI.  He was a self-employed
                              management consultant from 1991 to 1994.

Eric. C. Freed, Secretary     Mr.  Freed has been  with  American  Skandia  since
                              1996. He is currently  Senior  Counsel,  Securities
                              with   American    Skandia    Investment    Holding
                              Corporation.   Mr.  Freed  was   Attorney,   Senior
                              Attorney   and  Special   Counsel   with  the  U.S.
                              Securities  and  Exchange  Commission  from 1991 to
                              1996.

Thomas M. O'Brien, Trustee    Mr. O'Brien has been Vice Chairman and a director
                              of North Fork Bank since 1997.  He was President
                              and Chief Executive Officer of North Side Savings
                              Bank from 1984 to 1996. Mr. O'Brien is a director
                              of American Skandia Advisor Funds, Inc. and a
                              trustee of American Skandia Master Trust.

F. Don Schwartz, Trustee      Mr. Schwartz has been a semi-retired management
                              consultant since 1985.  He is a director of
                              American Skandia Advisor Funds, Inc. and a trustee
                              of American Skandia Master Trust.

*  Trustee who is an interested person as defined in the Investment Company Act.

         No trustee or executive officer owned more than 1% of the Trust's outstanding shares as of the record date.

Remuneration of Trustees

         Each Trustee of the Trust who is not an officer or affiliate of the Trust, the Investment Manager or the Distributor receives an annual fee of $32,000 for services rendered as a Trustee, plus an additional $3,200 for each "in-person" meeting attended and $1,550 for each telephonic meeting participated in. Members of the audit committee receive $1,100 per meeting of such committee. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. Trustees who are officers or affiliates of the Trust, the Investment Manager or the Distributor do not receive compensation from the Trust.

         The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended December 31, 1998, to the Trustees who are not affiliated with the Investment Advisor and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "fund complex":

                                     Pension or
                                     Retirement     Estimated    Total
                                     Benefits       Annual       Compensation
                  Aggregate          Accrued as     Benefits     from Fund
                  Compensation       Part of        Upon         Complex Paid
Name              From Trust         Trust          Retirement   to Trustee
                                     Expenses


David E. A.       $49,400            None           N/A          $77,875
Carson
Julian A. Lerner  $47,400            None           N/A          $76,375
Thomas M.         $49,400            None           N/A          $77,875
O'Brien
F. Don Schwartz   $49,400            None           N/A          $77,875


         As of the date of this Proxy Statement, the "fund complex" consists of the Trust, American Skandia Advisor Funds, Inc. and American Skandia Master Trust.

    THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL IX TO ELECT BOTH NOMINEES. ANY UNMARKED
                 PROXIES THAT ARE RETURNED ON A TIMELY BASIS
                              WILL BE SO VOTED.

Other Matters and Shareholder Proposals

         The Board of Trustees intends to bring before the Meeting the matters set forth in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meetings for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Company, by execution of a subsequent proxy, or by voting in person at the Meeting.


         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Because ASLAC is the legal owner of nearly 100% of each Portfolio's shares, ASLAC's presence at the Meeting will constitute a quorum under the Trust's By-laws. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Except for Proposals VI and IX, approval of each proposal with respect to a Portfolio requires the vote of a "majority of the outstanding voting securities," of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Approval of Proposal VI with regard to the Trust as a whole requires the vote of more than 50% of the outstanding shares of each Portfolio. An abstention by a shareholder on any of these Proposals, either by proxy or by vote in person at a Meeting, has the same effect as a negative vote. With respect to Proposal IX, a plurality of votes cast at the Meeting, in person or by proxy, will elect a Trustee. There is no cumulative voting in the election of Trustees.


         Shareholders beneficially owning more than one Portfolio generally will receive a single proxy statement and a separate proxy card for each Portfolio owned. It is important to mark, sign, date and return all proxy cards received.

         In the event that sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such meetings; provided, among other things, that such proposal must be received by the Trust at least thirty days before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Trustees


                                    /s/Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust

LIST OF EXHIBITS


                  EXHIBIT A                 Form of Distribution Plan for the
                                            Trust


                  EXHIBIT B                 Form of Amended and Restated
                                            Declaration of Trust for the Trust

Exhibit A
                       AMERICAN SKANDIA TRUST
                          DISTRIBUTION PLAN

                  This Distribution Plan (the "Plan") constitutes the written Supplemental Distribution Plan for the various series of American Skandia Trust, a Massachusetts business trust (the "Trust"), adopted pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). During the effective term of this Plan, the Trust may incur expenses primarily intended to result in the sale of shares of variable life insurance policies and individual and group variable annuity contracts offered by life insurance companies ("Variable Contracts") for which the Trust serves as an investment vehicle, or to maintain or improve account services provided to holders of Variable Contracts upon the terms and conditions hereinafter set forth:

Section 1. The Trust is an open-end management investment company formed under the laws of the State of Massachusetts. Beneficial interests in the Trust may be issued in one or more series (each, a "Portfolio"), and may be issued only to insurance company separate accounts funding Variable Contracts and to certain qualified pension and retirement plans.

Section 2. The Trust currently offers interests in twenty-eight series, the AST Founders Passport Portfolio, the AST T. Rowe Price International Equity Portfolio, the AST AIM International Equity Portfolio, the AST Janus Overseas Growth Portfolio, the AST American Century International Growth Portfolio, the AST Janus Small-Cap Growth Portfolio, the AST Kemper Small-Cap Growth Portfolio, the AST Lord Abbett Small Cap Value Portfolio, the AST T. Rowe Price Small Company Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, the AST Oppenheimer Large-Cap Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST JanCap Growth Portfolio, the AST Bankers Trust Enhanced 500 Portfolio, the AST Cohen & Steers Realty Portfolio, the AST American Century Income & Growth Portfolio, the AST Lord Abbett Growth and Income Portfolio, the AST INVESCO Equity Income Portfolio, the AST AIM Balanced Portfolio, the AST American Century Strategic Balanced Portfolio, the AST T. Rowe Price Asset Allocation Portfolio, the AST T. Rowe Price International Bond Portfolio, the AST Federated High Yield Portfolio, the AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond
Portfolio, and the AST Money Market Portfolio (each, a "Participating Portfolio"). This Plan shall also apply to any other series of the Trust designated from time to time by the Board of Trustees of the Trust. Where used in this Plan, the term "interests" shall pertain only to beneficial interests in a Participating Portfolio.

Section 3. In order to provide for the implementation of this Plan, the Trust may, to the extent necessary, enter into a Distribution Agreement (the "Agreement") with American Skandia Marketing, Incorporated ("ASMI") pursuant to which ASMI serves as the distributor for the Trust's interests and pursuant to which each Participating Portfolio may authorize the payments to ASMI, as provided under Section 4 hereof, for its services and to defray various debts incurred or paid by ASMI in connection with the distribution of Variable Contracts. Such Agreement, or any modification thereof, shall become effective with respect to any Participating Portfolio only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder as the same may be amended from time to time.


Section 4. The Trust may expend amounts consisting solely of that portion of brokerage commissions paid by the Portfolios in connection with their portfolio transactions that are made available to ASMI or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Participating Portfolios to finance activities principally intended to result in the sale of Variable Contracts. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:

a. printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective Variable Contract owners;

b. development, preparation, printing and mailing of Trust advertisements, sale literature and other promotional materials describing and/or relating to the Trust or Portfolios and including materials intended either for broker-dealer only use or for retail use;

c. holding or participating in seminars and sales meetings designed to promote the distribution of Trust interests;

d.       marketing fees requested by broker-dealers who sell Variable
Contracts;

e. obtaining information and providing explanations to Variable Contract owners regarding Portfolio investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios;

f. training sales personnel regarding sales of Variable Contracts and interests in the Trust;

g. personal service and/or maintenance of Variable Contract owner accounts with respect to Trust interests attributable to such accounts; and

h. financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of interests in the Trust.

Section 5. This Plan shall become effective only upon compliance with Section 12(b) of the Investment Company Act and Rule 12b-1 thereunder and shall continue in effect for a period of more than one year after it takes effect only so long as such continuance is specifically approved at least annually by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on continuation of the Plan.

Section 6. ASMI and any other person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related Agreement shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Section 7. This Plan may be terminated as to interests in a Participating Portfolio at any time by vote of a majority of the Qualified Trustees or by an interest holder vote in accordance with the Investment Company Act. In the event of such termination, the subject Portfolio shall cease to be a Participating Portfolio upon satisfaction of its outstanding obligations hereunder.

Section 8. All agreements with any person relating to implementation of this Plan shall be in writing, and any agreement related to this Plan shall provide:
a. that such agreement may be terminated with respect to a Participating Portfolio at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by interest holder vote in accordance with the Investment Company Act on not more than 60 days' written notice to any other party to the agreement; and b. that such agreement shall terminate automatically in the event of its assignment.

Section 9. This Plan may not be amended to materially change the source of monies from which distribution expenses are paid by the Trust pursuant to
Section 4 hereof without interest holder approval in accordance with the Investment Company Act, and any material amendment to this Plan shall be approved by a majority of the Board of Trustees and a majority of the Qualified Trustees by votes cast in person at a meeting called for the purpose of voting on the amendment. Amendments to this Plan other than material amendments of the kind referred to above may be adopted by a vote of the Board of Trustees, including a majority of Qualified Trustees. The Board of Trustees, by such vote, also may interpret this Plan and make all determinations necessary or advisable for its administration.

Section 10. As used in this Plan, (a) the term "Qualified Trustees" shall mean those Trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it, and (b) the terms "assignment" and "interested person" shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Section 11. While this Plan is in effect, the selection and nomination of the Qualified Trustees shall be committed to the discretion of the Qualified Trustees then in office.

Executed as of ___________________, 1999.

                  AMERICAN SKANDIA TRUST


                  By: ________________________________

Exhibit B

                  AMENDED AND RESTATED DECLARATION OF TRUST

                                     OF

                           AMERICAN SKANDIA TRUST

         The undersigned, constituting a majority of the Trustees of American Skandia Trust (the "Trust"), a Massachusetts business trust, hereby certify that the Trustees of the Trust have duly adopted the following amendment and restatement of the Declaration of Trust of the Trust dated the 31st day of October, 1988, as subsequently amended (the "Declaration of Trust") and that such amendment and restatement has been authorized by the holders of a majority of the outstanding shares of each Series of the Trust:

                                  The Trust

         The Trust is a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of The Commonwealth of Massachusetts and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith.

         The enumeration herewith of the objects and purposes of the Trust shall be construed as powers as well as objects and purposes and shall not be deemed to exclude by inference any powers, objects, or purposes which the Trust may lawfully pursue or exercise.

         The Trust set forth in this instrument shall be deemed made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any rule, regulation or order of the Commission thereunder.

                                  ARTICLE I

                            Name and Definitions

         1.1 Name. The name of the Trust created hereby (the "Trust", which name shall be deemed to include any series of the Trust, as the context requires) shall be American Skandia Trust and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name, which name (and the word "Trust" wherever hereinafter used) shall refer to the Trustees as Trustees, and not individually, and shall not refer to the officers, agents employees or Shareholders of the Trust. The Trustees may from time to time without Shareholder vote, change the name of the Trust created hereby.

         1.2 Definitions. As used in this Declaration, the following terms shall have the following meanings:

         The terms "Affiliated Person", "Assignment", "Commission", "Interested Person", Majority Shareholder Vote" (the 67% or more than 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time.

         "Class" shall mean any division of Shares within a Series in accordance with Article VI.

         "Declaration" shall mean this Amended and Restated Declaration of Trust as further amended from time to time. References in this Declaration to "Declaration", "hereof" and "hereunder" shall be deemed to refer to the Declaration rather than the article or section in which such words appear.

         The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time, or any successor statute hereinafter enacted by Congress and includes the rules and regulations promulgated thereunder and any exemptive orders issued under such Act which are applicable to the Trust.

         "Person" shall mean and include individuals, corporations, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof.

         "Prospectus" shall mean, at any time, the then currently effective Prospectus or Prospectuses of the Trust under the Securities Act of 1933, as amended including the Statement of Additional Information incorporated by reference therein.

         "Series" shall mean any series designated pursuant to Section 6.9 hereof.

         "Shareholders" shall mean as of any particular time all holders of record of outstanding Shares of the Trust or Series thereof or Class thereof (as the context may require), at such time.

         "Shares" shall mean the transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares.

         "Trustees" shall mean the signatories to this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who at the time in question have been duly elected or appointed and have qualified as trustees in accordance with the provisions hereof and are then in office, are herein referred to as the "Trustees", and reference in this Declaration of Trust to a Trustee or Trustees shall refer to such person or persons in their capacity as trustees hereunder.

         "Trust Property" shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust, any Series thereof or the Trustees.

                                 ARTICLE II

                                  Trustees

         2.1 Number and Qualification. The number of Trustees shall be fixed from time to time by a majority of the Trustees then in office. Any vacancy created by an increase in Trustees may be filled, except as otherwise provided in Section 2.4, by appointment by a majority of the Trustees then in office. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Trustees need not own shares.

         2.2 Term of Office. Each Trustee shall (except in the event of resignations or removals or vacancies pursuant to Section 2.3 or 2.4 hereof) hold office until his successor has been elected and is qualified to serve as Trustee, or until such time as may otherwise be provided in the By-laws adopted or amended pursuant to Section 2.7 hereof.

         2.3 Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing, stating the date of resignation, signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary. Any of the Trustees may be removed with cause by the affirmative vote of the holders of two-thirds (2/3) of the Shares of the Trust then outstanding and entitled to vote, such cause to be specified in a notice sent to Shareholders in connection with such removal, or, with or without cause, by the action of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents if any as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         2.4 Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal, of a Trustee. No such vacancy shall operate to annul this Declaration of Trust or to revoke any existing agency created pursuant to the terms of this Declaration. In the case of a vacancy or vacancies, the Trustees in office, regardless of their number shall have all the power granted to Trustees and shall discharge all the duties imposed upon Trustees by the Declaration. Vacancies may be filled by vote of a majority of the Trustees continuing in office, unless a vote of the Shareholders is required by the 1940 Act or otherwise deemed appropriate by the Trustees, in which case Trustees shall be elected by a plurality of Shares represented and voting at a meeting of Shareholders. Any Trustee so elected shall hold office as provided in this Declaration.

         2.5 Meetings. Meetings of the Trustees shall be held from time to time as set forth in the By-Laws of the Trust.

         Any committee of the Trustees, including an executive committee, if any, may act with or without a meeting. A quorum for all meetings of any such committee shall be a majority of the members thereof. Unless provided otherwise in this Declaration, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.

         With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons of the Trust within the meaning of
Section 1.2 hereof or otherwise interested in any action to be taken may be counted for quorum purposes under this Section.

         All or any one or more Trustees may participate in a meeting of the Trustees or any committee thereof by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting pursuant to such communications system shall constitute presence in person at such meeting.

         2.6 Officers/Chairman. The Trustees may elect a Chairman from time to time. The Trustees may elect or appoint or authorize the Chairman, if any, to appoint, such other officers or agents of the Trust with such powers as the Trustees may deem to be advisable or as may be set forth in the By-Laws from time to time. The Trustees shall have the power to remove any such officer or agent of the Trust as provided in the By-Laws of the Trust.

         2.7 By-Laws. The Trustees may adopt and from time to time amend or repeal the By-Laws for the conduct of the business of the Trust.

                                 ARTICLE III

                             Powers of Trustees

         3.1 General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Declaration. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid power. Such powers of the Trustees may be exercised without order of or resort to any court.

         3.2 Investments. The Trustees shall have the power and authority to:

                  (a) conduct, operate and carry on the business of an investment company;

                  (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in, lend, or dispose of any and all securities, obligations, commodities, currencies and financial instruments of any nature whatsoever;

                  (c) acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency; and

                  (d) invest part or all of the Trust or Series property, without any requirement of approval by Shareholders, in securities issued by one or more other investment companies.

         The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         3.3 Legal Title. Legal Title to all the Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine, provided that the interest of the Trust herein is appropriately protected.

         The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee upon his due appointment or election and qualification. Upon the resignation, removal or death of a Trustee he shall automatically cease to have any right, title or interest in, any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         3.4 Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, exchange and otherwise deal in, Shares, including Shares in fractional denominations, and rights and warrants to acquire Shares and, subject to the more detailed provisions set forth in Articles VIII and IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust whether capital or surplus or otherwise.

         3.5 Borrow Money. The Trustees shall have power to borrow money or otherwise obtain credit and in connection therewith to issue notes or other evidence of indebtedness and to secure the same by mortgaging, pledging or otherwise subjecting as security the assets of the Trust, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other person, firm, association or corporation.

         3.6 Delegation; Committees. The Trustees shall have power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient.

         3.7 Collection and Payment. The Trustees shall have power to collect all property due to the Trust; and to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         3.8 Litigation. The Trustees shall have the power to engage in and to prosecute, defend, compromise, abandon or adjust by arbitration or otherwise, any actions, suits, proceedings, disputes, claims and demands relating to the Trust and out of the Trust or any Series thereof to pay or to satisfy any debts, claims or expenses incurred in connection therewith, including those of litigation, and such power shall include without limitation the power of the Trustees or any committee thereof, in the exercise of their good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by any person, including a Shareholder in its own name or the name of the Trust, whether or not the trust or any of the Trustees may be named individually therein or the subject matter arises by reason of business for or on behalf of the Trust.

         3.9 Expenses. The Trustees shall have power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services.

         3.10 Miscellaneous Powers. The Trustees shall have the power to: (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust and terminate such employees or contractual relationships as they consider appropriate; (b) enter into joint ventures, partnerships and any other combinations or associations; (c) purchase, and pay for out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans for any Trustees, officers, employees and agents of the Trust; (e) enter into a plan of distribution and any related agreements whereby the Trust or any Series may finance directly or indirectly any activity which is primarily intended to result in the distribution or service of Shares or the provision of service to Shareholders; (f) make donations, irrespective of benefit to the Trust for charitable, religious, educational, scientific, civic or similar purposes (g) to adopt a plan providing for the issuance of multiple Classes of shares (as authorized in Article VI); (h) to the extent permitted by law, indemnify any Person with whom the Trust or any Series thereof has dealings, including the Investment Adviser, Distributor and selected dealers, to such extent as the Trustees shall determine; (i) guarantee indebtedness or contractual obligations of others; (j) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; and (k) adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

         3.11 Further Powers. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the Commonwealth of Massachusetts, or within or without the United States of America, and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. The Trustees will not be required to obtain any court order to deal with Trust Property.

                                 ARTICLE IV

                  Management and Distribution Arrangements

         4.1 Management Arrangements. The Trustees may in their discretion from time to time enter into advisory, sub-advisory, administration, sub-administrative, management or sub-management contracts whereby the other party to such contract shall undertake to furnish the Trustees such advisory, administrative and management services as the Trustees shall from time to time consider desirable with respect to the Trust or any Series and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration, the Trustees may authorize any adviser, administrator or manager (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of any such adviser, administrator or manager (and all without further action by the Trustees).

         4.2 Distribution Arrangements. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive contract(s), providing for the sale of the Shares of the Trust or any Series to net the Trust not less than the [par value] per share, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as the Trustees may in their discretion determine, and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements to further the purpose of the distribution or repurchase of the Shares.

         4.3 Parties to Contract. Any contract of the character described in Sections 4.1 and 4.2 of this Article IV or in Article VII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, partner, Trustee, shareholder, or member of such other party to the contract, or of a parent or affiliate of such other party and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same person (including a firm, corporation, trust, or association) may be the other party to contracts entered into pursuant to Sections 4.1 and 4.2 above or Article VII, and any individual may be financially interested otherwise affiliated with persons who are parties to any or all the contracts mentioned in this Section 4.3.

                                  ARTICLE V

                  Limitations of Liability of Shareholders,
                             Trustees and Others

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. All Persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore. No personal liability for any deed or obligation of the Trust shall attach to any Shareholder or former Shareholder of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, in connection with Trust Property or the affairs of the Trust, save only that arising from his bad faith, willful misfeasance, gross negligence or reckless disregard of his duty to such Person; and all such Persons shall look solely to the Trust Property or to the property of one or more specific Series of the Trust if the claim arises from the conduct of such Trustee, officer, employee or agent of the Trust with respect to such Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust or any Series thereof, is made a party to any suit or proceeding to enforce any such liability, he shall not on account thereof be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.


         5.2 Mandatory Indemnification. The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization  in  which  it has  any  interest  as a  shareholder,  creditor  or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, or (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the
event  it  is   subsequently   determined  that  he  is  not  entitled  to  such
indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgement of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.


         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or surety or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other securities of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or by any officers, employees or agents of the Trust, in their capacity as such, shall contain an appropriate recital to the effect that the Shareholders, Trustees, officers, employees and agents of the Trust shall not personally be bound by or liable thereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim thereunder, and appropriate references shall be made therein to the Declaration of Trust, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to impose personal liability on any of the Trustees, Shareholders, officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                 ARTICLE VI

                        Shares of Beneficial Interest

         6.1 Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, par value $0.001 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees shall have exclusive authority without Shareholder approval to establish and designate one or more Series of Shares and one or more Classes thereof as the Trustees deem necessary or desirable from time to time. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

         6.2 Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights except as may be specified or determined by the Trustees.

         6.3 Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         6.4 Issuance of Shares. The Trustees, in their discretion, may from time to time without a vote of the Shareholders issue Shares with respect to any Series or Class in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount not less than par value and type of consideration, including cash or property, at such time or times (including, without limitation, each business day in accordance with the maintenance of a constant net asset value per share as set forth in Section 9.3 hereof), and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any Series or Class into a greater or lesser number without thereby changing the proportionate beneficial interests in such Series of the Trust or Class thereof. Reductions in the number of outstanding Shares may be made pursuant to the constant net asset value per share formula set forth in Section 9.3.

         6.5 Register of Shares. A register shall be kept at the Trust or a transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares (with respect to each Series and Class that may have been established) held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each Series of the Trust. Each such register shall be conclusive as to who are the holders of record of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at this last known address as recorded on the register of the Trust.

         6.6 Transfer Agent and Registrar. The Trustees shall have power to employ a transfer agent or transfer agents, and a registrar or registrars with respect to the various Series. The transfer agent or transfer agents may keep the said register and record therein the original issues and transfers, if any, of the said Shares of the applicable Series.

         6.7 Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereto duly authorized in writing, upon delivery to the Trust or a transfer agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any person becoming entitled to any shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trust or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         6.8 Treasury Shares. Shares held in the treasury shall, until reissued, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

         6.9 Series or Class Designation. The Trustees, in their discretion, may authorize the division of Shares into two or more Series, each Series relating to a separate portfolio of investments. The different Series shall be established and designated, the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except that there may be variations so fixed and determined between different Series as to investment objective, purchase price, investment policies and restrictions, payment obligations, distribution, advisory and other expenses, right of redemption, special and relative rights as to dividends and on liquidation and conversion and exchange rights, and conditions under which the several Series shall have separate voting rights.

         The Trustees, in their discretion, without a vote of the Shareholders, may divide the Shares of any Series into one or more Classes. The different Classes shall be established and designated, the variations in the relative rights and preferences as between the different Classes shall be fixed and determined by the Trustees provided that, each Class shall represent interests in the Trust property and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to a Class may be borne solely by such Class (as shall be determined by the Trustees) and, as provided in Section 10.1, a Class may have exclusive voting rights with respect to matters relating solely to such Class. The Trustees may provide that Shares of a Class will be exchanged for Shares of another Class without any act or deed on the part of the holder of Shares of the Class being exchanged, whether or not Shares of such Class are issued and outstanding, all on terms and conditions as the Trustees may specify.

         If the Trustees shall divide the Shares of the Trust into two or more Series or Classes within a Series, the following provisions shall be applicable:

                  (a) The number of authorized Shares and the number of Shares of each Series and Class that may be issued shall be unlimited. The Trustees may classify or reclassify any unissued Shares or any Shares previously issued and reacquired of any series into one or more Series or Class that may be established and designated from time to time. Notwithstanding the foregoing, the Trustees may redesignate a Class or Series of Shares of beneficial interest whether or not Shares of such Class or Series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such issued and outstanding Shares of beneficial interest. The Trustees may hold as treasury shares (of the same or some other Series or Class), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any Series or Class reacquired by the Trust at their discretion from time to time.

                  (b) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series and except as may otherwise be required by applicable tax laws, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

                  (c) The assets belonging to each particular Series shall be charged with the liabilities of the Trust in respect of that Series or the appropriate Class or Classes thereof and all expenses, costs, charges and reserves attributable to that Series or Class or Classes thereof, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series and Classes for all purposes. The Trustees shall have full discretion to determine which items are capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                  (d) The power of the Trustees to pay dividends and make distributions with respect to any one or more Series or Classes shall be governed by Section 9.2 of this Trust.

                  (e) The establishment and designation of any Series or Class of Shares shall be effected by vote of a majority of the then Trustees:
         The relative rights and preferences of such Series or Class shall be set forth in an instrument establishing and designating such Series or Class. Such instrument shall be executed by either a majority of the then Trustees or by an Officer or Trustee of the Trust certifying as to the resolution of the Trustees. The Trustees may by a majority vote abolish a Series or Class and the establishment and designation thereof.

                                 ARTICLE VII

                                  Custodian

         7.1 Appointment and Duties. The Trustees shall at all times employ a custodian or custodians, upon such terms as may be agreed upon between the Trustees and the custodian with authority as its agent.

         The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees.

         7.2 Central Certificate System. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person including, without limitation a foreign securities depositary, as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

                                ARTICLE VIII

                                 Redemption


         8.1 Redemptions. Shares of any Series may be redeemed at the option of the holders thereof, upon and subject to the terms and conditions provided in this Article VIII. The Trust shall, upon application of any Shareholder or pursuant to authorization from any Shareholder, redeem or repurchase from such Shareholder outstanding Shares with respect to the applicable Series for an amount per Share at the net asset value thereof as determined in accordance with
Section 9.1 hereof, provided that if so authorized by the Trustees, the Trust may, at any time and from time to time, charge fees for effecting such redemption, or a deferred sales charge, at such rates as the Trustees may establish from time to time and may, at any time and from time to time, suspend such right of redemption. The procedures for effecting redemption shall be as set forth in the Prospectus from time to time.


         8.2 Redemption of Shares: Disclosure of Holding. If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of the Trust has or may become concentrated in any person to an extent which would disqualify the Trust as a regulated investment company under the Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption a number, or principal amount, of Shares or other securities of the Trust sufficient, in the opinion of the Trustees, to maintain or bring the direct or indirect ownership of Shares or other securities of the Trust into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would in the opinion of the Trustees result in such disqualification. The redemption shall be effected at a redemption price determined in accordance with Section 8.1.

         The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

         8.3 Redemptions Pursuant to Constant Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of
Section 9.3.

         8.4 Redemptions of de Minimus Accounts. The Trustees shall have the power to redeem Shares at a redemption price determined in accordance with
Section 8.1 if at any time the total investment in an account does not meet the minimum amount that may be established by the Trustees from time to time, and in accordance with such notice and other procedures as may be established by the Trustees from time to time.

                                 ARTICLE IX

                      Determination of Net Asset Value,
                        Net Income and Distributions

         9.1 Net Asset Value. The net asset value of each outstanding Share of the Trust shall be determined at such time or times on such days as the Trustees may determine. The method of determination of net asset value of Shares of each Series or Class shall be determined by the Trustees and shall be as set forth in the Prospectus with any expenses being borne solely by a Class of Shares being reflected in the net asset value of such Shares. The power and duty to make the daily calculations may be delegated by the Trustees to the adviser, administrator, manager, custodian, transfer agent or such other person as the Trustees may determine. The Trustees may suspend the daily determination of net asset value from time to time.

         9.2 Distributions to Shareholders. The Trustees may from time to time with such frequency as the Trustees may determine, distribute ratably among the Shareholders of any particular Series or Class such proportion of the net profits, surplus (including paid-in surplus), capital, income, capital gains or assets held by the Trustees with respect to such Series as they may deem proper with any expenses being borne solely by a Class of Shares being reflected in the net profits or other assets being distributed to such Classes. Such distribution may be made in cash or property (including without limitation any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders of any Series additional Shares of the applicable Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders of any Series such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate for such Series.

         Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

         9.3 Constant Net Asset Value: Reduction of Outstanding Shares. The Trustees shall have the power to determine the net income of any Series of the Trust once on each day the net asset value of the Series is determined as provided in Section 9.1 and at each such determination to declare such net income as dividends with the result that the net asset value per Share of the series shall remain at a constant dollar value. The determination of net income and the resultant declaration of dividends shall be as set forth in the Prospectus. In the event the Trustees determine the net asset value of a Series as described herein, fluctuations in value of Shares of the Series will be reflected in the number of outstanding Shares of the Series in each Shareholder's account. It is expected that the Series will have a positive net income at the time of each determination. If for any reason the net income of the Series is a negative amount, the Trust may offset such amount against dividends accrued in the account of each Shareholder of the Series. If and to the extent such negative amount exceeds such accrued dividends, the Trustees shall have authority to reduce the number of outstanding Shares of the Series. Such reduction will be effected by having each Shareholder of the Series proportionately contribute to the Series' capital the necessary Shares of the Series that represent the amount of the excess upon such determination. Each Shareholder of the Series will be deemed to have agreed to such contribution in these circumstances by his investment in the Series. This procedure will permit the net asset value per Share of the Series to be maintained at a constant dollar value per Share.

         The Trustees, by resolution, may discontinue or amend the practice of maintaining the net asset value per share of any Series at a constant dollar amount at any time and such modification shall be evidenced by appropriate changes in the Prospectus.

         9.4 Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article IX, the Trustees may prescribe, in their absolute discretion, such other bases and times for determining the per share net asset value of the Trust's Shares or net income, or the declaration and payment of dividends and distributions as they may deem necessary or desirable or to enable the Trust to comply with any provision of the 1940 Act, or any rule or regulation thereunder, including any rule or regulation adopted pursuant to the 1940 Act by the Commission or any securities association registered under the Securities Exchange Act of 1934, or any order of exemption issued by said Commission, all as in effect now or hereafter amended or modified.

                                  ARTICLE X

                                Shareholders


         10.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent provided in Sections 2.3 and 2.4; (ii) with respect to the amendment of this Declaration to the extent provided in Section 11.3; (iii) with respect to any merger, consolidation or sale of assets to the extent provided in Section 11.4; (iv) with respect to the termination of the Trust or any Series thereof to the extent provided in Section
11.2 with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of The Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a Class action on behalf of the Trust or the Shareholders and (vi) with respect to such additional matters relating to the Trust as the Trustees may decide to submit for Shareholder approval. If the Shares of a Series shall be divided into Classes as provided in Article VI hereof, the Shares of each Class shall have identical voting rights except that the Trustees, in their discretion, may provide a Class with exclusive voting rights with respect to matters related solely to such Class. On any matter submitted to a vote of the Shareholders of the Trust, all Shares then entitled to vote shall be voted by individual Series, except that (i) when required by the 1940 Act to be voted in the aggregate, Shares shall not be voted by individual Series, (ii) when the Trustees have determined that the matter effects only the interest of Shareholders of one or more Series, only Shareholders of such Series shall be entitled to vote thereon,
(iii) all Series shall vote together on the election of Trustees, and (iv) when the Trustees have determined that the interests of each Series in the matter are identical.


         There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or by the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

         10.2 Meetings of Shareholders. No annual or regular meetings of the Shareholders are required. Special meetings of the Shareholders, including meetings involving only the holders of Shares of one or more but less than all Series or Classes thereof, may be called at any time by the Chairman or President of the Trust or the Secretary of the Trust at the request, in writing or by resolution, of a majority of the Trustees or upon written request of Shareholders, or Shareholders of any Series or Class thereof holding in the aggregate not less than 10% of the outstanding Shares of the Trust or such Series or Class having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. Any such meeting shall be held within or without The Commonwealth of Massachusetts on or about such day as the Trustees shall have designated. The holders of one-third of the outstanding Shares of the Trust, or of a Series or Class as applicable present in person or by proxy shall constitute a quorum for the transaction of any business, except as may otherwise be required by the 1940 Act or other applicable law or by this Declaration or the By-Laws of the Trust. If a quorum is present at a meeting, the affirmative vote of a majority of the Shares represented and entitled to vote at the meeting constitutes the action of the Shareholders, unless the 1940 Act, other applicable law, this Declaration or the By-Laws of the Trust requires a greater or lesser number of affirmative votes.

         10.3. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail to each Shareholder at his registered address, mailed at least 10 days and not more than 90 days before the meeting. Only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned without further notice.

         10.4 Record Date for Meetings. The Trustees may establish record dates for the purpose of determining the Shareholders who are entitled to notice of and to vote at any meeting, or to participate in any distribution, or for the purpose of any other action, and may close the transfer books for such period as may be determined in accordance with the By-Laws.

         10.5 Proxies, etc. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of one or more Trustees and/or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each full Share shall be entitled to one vote and fractional Shares shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of' such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. To the extent provided for in the By-Laws, proxies may be submitted via telephone, internet or other electronic means. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

         10.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

                                 ARTICLE XI

                       Duration; Termination of Trust;
                          Amendment; Mergers: Etc.

         11.1 Duration. Subject to possible termination in accordance with the provisions of Section 11.2 hereof, the Trust created hereby shall continue indefinitely, without limitation of time.

         11.2     Termination of Trust or Series Thereof.

                  (a) The Trust may be terminated (i) by the affirmative vote of the holders of not less than two-thirds of the Shares of the Trust then outstanding and entitled to vote at any meeting of Shareholders or (ii) by the affirmative vote of at least two-thirds of the Trustees. The termination of any Series of the Trust by the Shareholders of such Series shall only require an affirmative vote of the holders of not less than two-thirds of the Shares of that Series, as provided above. Upon any such termination,

                           (i) The Trust or such Series shall carry on no business except for the purpose of winding up its affairs.

                           (ii) The Trustees shall proceed to wind up the affairs of the Trust or such Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or such Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, and terminate the Trust or Series thereof.

                           (iii) After paying or  adequately  providing  for the
                  payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property of any Series, in cash or in kind or partly each, among the Shareholders of the applicable Series or each Class of a Series if applicable, according to their respective rights, taking into account the proper allocation of expense being borne solely by any Class of Shares.

                  (b) Upon termination of the Trust or any Series, and distribution to the Shareholders as herein provided, an officer of the Trust shall execute a certificate setting forth the fact of such termination. Upon termination of the Trust, the Trustees shall thereupon be discharged from all further liabilities and duties hereunder, and the rights and interests of all Shareholders shall thereupon cease. Upon termination of any Series, the Trustees shall thereupon be discharged from all further liabilities and duties with respect to such Series and the rights and interests of all Shareholders of such Series shall thereupon cease.

         11.3     Amendment Procedure.


                  (a) Except as provided in paragraph (b) of this Section 11.3, this Declaration may be amended by a Majority Shareholder Vote at a meeting of Shareholders or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of such Shares. Shareholders of each Series or Class shall have the right to vote separately on amendments to this Declaration to the extent provided in Section 10.1. The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) to change the name of the Trust, (ii) to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, (iii) if they deem it necessary to conform this Declaration to the requirements of applicable Federal or state laws or regulations or the requirements of the Internal Revenue Code, or to eliminate or reduce any Federal, state or local taxes which are or may be payable by the Trust or the Shareholders, but the Trustees shall not be liable for failing to do so, or (iv) for any other purpose which does not adversely affect the rights of any Shareholder with respect to which the amendment is or purports to be applicable. Nothing herein contained shall be deemed to require a shareholder vote as a condition to the establishment and designation by the Trustees of any Series or Class or any amendments or modifications of such establishment and designation as provided in
         Article VI hereof.


                  (b) No amendment under Section 11.3 (a) above, which would change any right with respect to Shares of the Trust by reducing the amount payable thereon upon liquidation of the Trust or by materially adversely changing or eliminating any voting rights pertaining thereto, shall be made except with the vote or consent of the holders of two-thirds of the Shares of the Trust or of any Series affected thereby. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

                  (c) A certification in recordable form signed by an officer of the Trust setting forth an amendment and reciting that it was duly adopted by the Shareholders or by the Trustees as aforesaid or a copy of the Declaration, as amended, in recordable form, and executed by a majority of the Trustees or certified by the Secretary or Assistant Secretary of the Trust, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         11.4     Merger, Consolidation and Sale of Assets.

                  (a) Notwithstanding any other provision of this Declaration, with the exception of 11.4(b) below, or the By-Laws of the Trust, a favorable vote of the holders of at least two-thirds of the outstanding Shares of the Trust (if approving a merger or sale of assets of the Trust, or such Series if approving the merger or sale of assets of such Series) entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or share exchange of the Trust or Series with any other entity, or
(ii) a sale or exchange of all or substantially all of the assets of the Trust or Series (other than in the regular course of its investment activities, or upon termination of the Trust or Series thereof in accordance with Section 11.2 hereof), unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Trustees, in which case the affirmative vote of the holders of a majority of the outstanding Shares of the Trust (if approving a merger or sale of assets of the Trust, or of a Series if approving the merger or sale of assets of such Series) entitled to vote thereon shall be required.

                  (b) Notwithstanding any other provisions of this Declaration or the By-Laws of the Trust, approval by the Shareholders is not required for a reorganization or in any merger, consolidation or sale of assets where the Trust is the surviving or resulting entity or similar transaction where the Trust or any Series thereof acquires the assets of another entity in exchange for Shares of the Trust or the Series.

         11.5 Incorporation. The Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring all or a portion of the Trust Property to such organizations or entities.

         11.6 Changes to Trust Agent or Address. The Trustees in their sole discretion and without shareholder approval may, from time to time as necessary or appropriate, change the resident agent of the Trust, or the address of the principal place of business for the Trust.

                                 ARTICLE XII

                                Miscellaneous

                  12.1 Filing.  This  Declaration and any amendment hereto shall be filed in the office of the Secretary of the Commonwealth of Massachusetts and in such other places as may be required under the laws of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided, however, that the failure to so file will not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by a Trustee or by an Officer of the Trust stating that such action was duly taken in a manner provided herein. A restated Declaration, containing the original Declaration and all amendments, theretofore made, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

         12.2 Resident Agent. The Trust shall maintain a resident agent in the Commonwealth of Massachusetts, which agent shall initially be Corporation Service Company, 84 State Street Boston, MA 02109. The Trustees may designate a successor resident agent, provided, however, that such appointment shall not become effective until written notice thereof is delivered to the office of the Secretary of the Commonwealth.

         12.3 Governing Law. This Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and shall be subject to and construed according to the laws of The Commonwealth without reference to principles of conflicts or choice of laws.

         12.4 Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         12.5 Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, or of any recording office in which this Declaration may be recorded, appears to be a Trustee hereunder, or the Secretary or Assistant Secretary of the Trust, certifying to:
(a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of' Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any person dealing with the Trustees and their successors.

         12.6     Provisions in Conflict With Law or Regulations.

                  (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

                  (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

         The principal office of the Trust is One Corporate Drive, P.O. Box 883, Shelton, CT 06484-0883

         IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.



                                                 __________________________
                                                 Jan R. Carendi
                                                 American Skandia Trust
                                                 One Corporate Drive
                                                 Shelton, CT 06484


                                                 __________________________
                                                 Gordon C. Boronow
                                                 American Skandia Trust
                                                 One Corporate Drive
                                                 Shelton, CT 06484

                                                 __________________________
                                                 Thomas M. Mazzaferro
                                                 American Skandia Trust
                                                 One Corporate Drive
                                                 Shelton, CT 06484

                                                 __________________________
                                                 David E. A. Carson
                                                 People's Bank
                                                 850 Main Street
                                                 Bridgeport, CT 06604

                                                 __________________________
                                                 Julian A. Lerner
                                                 12850 Spurling Road
                                                 Suite 208
                                                 Dallas, TX 75230

                                                 __________________________
                                                 Thomas M. O'Brien
                                                 North Fork Bank
                                                 275 Broad Hollow Road
                                                 Melville, NY 11747

                                                 __________________________
                                                 F. Don Schwartz
                                                 1110 Penn Grant Street
                                                 Lancaster, PA 17602

STATE OF _______________ )
                                     ) ss.:
COUNTY OF _____________ )

         On this ____ day of _______________, 1999, before me personally appeared __________________, to me known to be the individual described herein and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.



---------------------------------
         NOTARY PUBLIC

                This page has been intentionally left blank.

American Skandia is preparing for the future. The enclosed proxy ballot allows you to indicate your consent to future electronic delivery of shareholder communications (e.g. proxy statements, prospectuses, shareholder reports and transaction confirmations). The benefits from Electronic Communications are passed along to you, the investor. Electronic documents are:

o        Convenient
o        Efficient
o        Less expensive
o        Environmentally friendly

If you consent to electronic delivery, you will be notified, either by e-mail or through your quarterly statement, that a document is or will be available. The documents will be attached to the e-mail or can be downloaded from www. americanskandia.com. However, American Skandia is not required to make all communications electronic and may choose to deliver a paper copy of any document.

The e-mail address you provide when completing the proxy ballot will allow us to contact you electronically in the future. This information will not be provided to other parties and will only be used to support communications with American Skandia customers.

                             AMERICAN SKANDIA TRUST


              Proxy for Special Meeting of Shareholders of the

                  AST LORD ABBETT GROWTH & INCOME PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Lord Abbett Growth & Income Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."





ACCOUNT NUMBER:

UNITS:

CONTROL NO:



TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

AT01


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY


AST LORD ABBETT GROWTH & INCOME PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                 For     Against   Abstain


1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL TO AUTHORIZE  THE  BOARD OF  TRUSTEES           []        []        []
        TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

        PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
3.      PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING   INVESTMENTS   IN   OTHER   INVESTMENT
        COMPANIES.

        PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
4.      PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING  INVESTMENT IN SECURITIES OF ISSUERS IN
        WHICH MANAGEMENT OF THE TRUST AND OF THE TRUST'S
        INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT         []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S
        FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LOANS.     []        []        []

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.


             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []






Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                  AST LORD ABBETT SMALL CAP VALUE PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Lord Abbett Small Cap Value Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS



AT24

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AST LORD ABBETT SMALL CAP VALUE PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain


1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
5.      PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        LOANS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                           AST JANCAP GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST JanCap Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

AT02

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AST JANCAP GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain


1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.


2.      PROPOSAL TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT    []        []        []
        AND CHANGE SUB-ADVISORS AND ENTER INTO SUB-ADVISORY
        AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

        PROPOSAL TO APPROVE THE ELIMINATION OF THE               []        []        []
3.      PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
        CONCERNING INVESTMENTS IN OTHER INVESTMENT
        COMPANIES.

        PROPOSAL TO APPROVE THE ELIMINATION OF THE               []        []        []
4.      PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
        CONCERNING INVESTMENT IN SECURITIES OF ISSUERS
        IN WHICH MANAGEMENT OF THE TRUST AND OF THE
        TRUST'S INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF              []        []        []
        PORTFOLIO INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT         []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S         []        []        []
        FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
        LOANS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                       AST JANUS OVERSEAS GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Janus Overseas Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:

TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS


HN06


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AST JANUS OVERSEAS GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.
The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        LOANS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                      AST JANUS SMALL-CAP GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Janus Small-Cap Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."



ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS


AT10


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AST JANUS SMALL-CAP GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against  Abstain


1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT         []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                           AST MONEY MARKET PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Money Market Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."



ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

AT03

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY




AST MONEY MARKET PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT    []        []        []
        AND CHANGE SUB-ADVISORS AND ENTER INTO  SUB-ADVISORY
        AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

3.      PROPOSAL TO APPROVE THE ELIMINATION OF THE               []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING   INVESTMENTS   IN   OTHER   INVESTMENT
        COMPANIES.

4.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING INVESTMENT IN  SECURITIES OF ISSUERS
        IN WHICH MANAGEMENT OF THE TRUST AND OF THE TRUST'S
        INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF              []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT         []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                       AST FEDERATED HIGH YIELD PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Federated High Yield Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT09


AST FEDERATED HIGH YIELD PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement..

                                                                  For    Against  Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

3.      PROPOSAL TO APPROVE THE ELIMINATION OF THE               []        []        []
        PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
        CONCERNING INVESTMENTS IN OTHER INVESTMENT
        COMPANIES.

4.      PROPOSAL TO APPROVE THE ELIMINATION OF THE               []        []        []
        PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
        CONCERNING INVESTMENT IN SECURITIES OF ISSUERS
        IN WHICH MANAGEMENT OF THE TRUST AND OF THE
        TRUST'S INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF              []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL."

6.      PROPOSAL TO APPROVE AN AMENDMENT AND RESTATEMENT OF      []        []        []
        THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S         []        []        []
        FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
        LOANS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST T. Rowe Price Asset Allocation Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT07


AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement..

                                                                  For    Against   Abstain

1.     PROPOSAL  TO  APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
       TRUST  PURSUANT TO RULE 12B-1 UNDER THE  INVESTMENT
       COMPANY ACT OF 1940.


2.     PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES          []        []        []
       TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO
       SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE
       APPROVAL OF SHAREHOLDERS.

5.     PROPOSAL   TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
       PORTFOLIO  INVESTMENT  OBJECTIVE FROM "FUNDAMENTAL"
       TO "NON-FUNDAMENTAL".

6.     PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT        []        []        []
       OF THE  AGREEMENT AND DECLARATION OF TRUST.

9.     PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

            Julian A. Lerner                                     []        []        []
            Thomas M. Mazzaferro                                 []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST T. Rowe International Equity Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

HN02

AST T. ROWE PRICE INTERNATIONAL EQUITY PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST T. Rowe Price Natural Resources Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT15

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against  Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER
        INTO SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
               AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST T. Rowe Price International Bond Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."



ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


HN03



AST T. ROWE PRICE INTERNATIONAL BOND PORTFOLIO

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL TO AUTHORIZE THE BOARD OF TRUSTEES TO SELECT    []        []        []
        AND CHANGE SUB-ADVISORS AND ENTER INTO SUB-ADVISORY
        AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF
        SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
               AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST T. Rowe Price Small Company Value Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AT19



AST T. ROWE PRICE SMALL COMPANY VALUE PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain


1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE THE BOARD OF TRUSTEES TO SELECT  []        []        []
        AND CHANGE SUB-ADVISORS AND ENTER INTO  SUB-ADVISORY
        AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION  OF        []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                         AST FOUNDERS PASSPORT PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Founders Passport Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


HN05



AST FOUNDERS PASSORT PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE     SUB-ADVISORS AND ENTER
        INTO  SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                       AST INVESCO EQUITY INCOME PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST INVESCO Equity Income Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT11



AST INVESCO EQUITY INCOME PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against  Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

3.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING   INVESTMENTS   IN   OTHER   INVESTMENT
        COMPANIES.

4.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING  INVESTMENT IN  SECURITIES OF ISSUERS IN
        WHICH  MANAGEMENT OF THE TRUST AND OF THE TRUST'S
        INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        LOANS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                      AST PIMCO TOTAL RETURN BOND PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST PIMCO Total Return Bond Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY



AT08


AST PIMCO TOTAL RETURN BOND PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES  TO     []        []        []
        SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

3.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING   INVESTMENTS   IN   OTHER   INVESTMENT
        COMPANIES.

4.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING  INVESTMENT IN  SECURITIES OF ISSUERS IN
        WHICH MANAGEMENT OF THE TRUST AND OF THE TRUST'S
        INVESTMENT MANAGER OWNS SECURITIES.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                  AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST PIMCO Limited Maturity Bond Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT14


AST PIMCO LIMITED MATURITY BOND PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against     Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

3.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING   INVESTMENTS   IN   OTHER   INVESTMENT
        COMPANIES.

4.      PROPOSAL  TO  APPROVE  THE   ELIMINATION   OF  THE       []        []        []
        PORTFOLIO'S   FUNDAMENTAL  INVESTMENT  RESTRICTION
        CONCERNING  INVESTMENT IN  SECURITIES OF ISSUERS IN
        WHICH  MANAGEMENT OF THE TRUST AND OF THE TRUST'S
        INVESTMENT MANAGER OWNS SECURITIES.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE the ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
             AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST American Century International Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

HN07

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against    Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE RECLASSIFICATION OF           []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL TO APPROVE A CHANCE IN THE PORTFOLIO'S          []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        LOANS.

8       PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        COMMODITIES CONTRACTS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST American Century Strategic Balanced Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AT18


AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

7.      PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        LOANS.

8.      PROPOSAL  TO  APPROVE A CHANGE IN THE  PORTFOLIO'S       []        []        []
        FUNDAMENTAL   INVESTMENT   RESTRICTION  CONCERNING
        COMMODITIES CONTRACTS.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
               AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST American Century Income & Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AT17


AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING THE
        APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                   AST AIM INTERNATIONAL EQUITY PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST AIM International Equity Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY



HN01


AST AIM INTERNATIONAL EQUITY PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against     Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT AND CHANGE  SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                           AST AIM BALANCED PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST AIM Balanced Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY



AT05



AST AIM BALANCED PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against    Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                       AST COHEN & STEERS REALTY PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Cohen & Steers Realty Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY



AT21


AST COHEN & STEERS REALTY PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER
        INTO  SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                  AST BANKERS TRUST ENHANCED 500 PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Bankers Trust Enhanced 500 Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT22



AST BANKERS TRUST ENHANCED 500 PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against      Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER
        INTO SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                      AST MARSICO CAPITAL GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Marsico Capital Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY



AT23




AST MARSICO CAPITAL GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against      Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE  SUB-ADVISORS AND ENTER
        INTO SUB-ADVISORY AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

5.      PROPOSAL  TO  APPROVE  THE   RECLASSIFICATION   OF       []        []        []
        PORTFOLIO  INVESTMENT OBJECTIVE FROM "FUNDAMENTAL"
        TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []


Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Neuberger Berman Mid-Cap Value Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY

AT04

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against   Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE BOARD OF TRUSTEES TO        []        []        []
        SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Neuberger Berman Mid-Cap Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT13


AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against    Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                 AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Oppenheimer Large-Cap Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."




ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT16


AST OPPENHEIMER LARGE-CAP GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                  For    Against    Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.        []        []        []

             Julian A. Lerner
             Thomas M. Mazzaferro



Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
----------------------------------------------------------------------------------------------------


                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

              Proxy for Special Meeting of Shareholders of the
                      AST KEMPER SMALL-CAP GROWTH PORTFOLIO
                          to be held on August 2, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 2:00 p.m., Eastern Time, on August 2, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Kemper Small-Cap Growth Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.



ACCOUNT NUMBER:

UNITS:

CONTROL NO:


TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DETACH AND RETURN THIS PORTION ONLY


AT26

AST KEMPER SMALL-CAP GROWTH PORTFOLIO

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE  BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING  FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

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
                                                                  For    Against      Abstain

1.      PROPOSAL  TO APPROVE A  DISTRIBUTION  PLAN FOR THE       []        []        []
        TRUST  PURSUANT TO RULE 12B-1 UNDER THE INVESTMENT
        COMPANY ACT OF 1940.

2.      PROPOSAL  TO  AUTHORIZE  THE  BOARD OF  TRUSTEES         []        []        []
        TO SELECT  AND  CHANGE SUB-ADVISORS AND ENTER INTO
        SUB-ADVISORY  AGREEMENTS  WITHOUT OBTAINING
        THE APPROVAL OF SHAREHOLDERS.

6.      PROPOSAL TO APPROVE AN AMENDMENT  AND  RESTATEMENT       []        []        []
        OF THE AGREEMENT AND DECLARATION OF TRUST.

9.      PROPOSAL TO APPROVE THE ELECTION OF TWO TRUSTEES.

             Julian A. Lerner                                    []        []        []
             Thomas M. Mazzaferro                                []        []        []

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
Please be sure to sign and date this Proxy


__________________________________  Date: _________   ___________________________   Date:___________
Signature [PLEASE SIGN WITHIN BOX]                    Signature (Joint Owners)
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                 If you would like to receive future shareholder  communications
                 (e.g., proxy statements,  prospectuses and shareholder reports)
                 in  an  electronic   format  (e.g.   E-mail  or  download  from
                 www.AmericanSkandia.com)  when  available,  please provide your
                 E-mail address in the space provided  below. We will notify you
                 as  electronic  documents  become  available.   For  additional
                 information  on this option,  please refer to the back cover of the AST proxy statement.


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